UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 90549

SCHEDULE 14A

(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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[ ]	Definitive Additional Materials
[ ]	Soliciting Material under Rule 14a-12

ADVAXIS, INC.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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Advaxis, Inc.
305 College Road East
Princeton, New Jersey 08540

Notice of 2020 Annual Meeting of Stockholders

Please take notice that the 2020 Annual Meeting of Stockholders of Advaxis, Inc. (the “Annual Meeting”) will be held on May 4, 2020, at 10:00 a.m., Eastern Time. This year’s Annual Meeting will be a completely “virtual meeting” of shareholders. You will be able to attend the Annual Meeting, vote and submit your questions during the Annual Meeting via live webcast by visiting www.virtualshareholdermeeting.com/adxs2020. Prior to the Annual Meeting, you will be able to vote at www.proxyvote.com for the purpose of considering and voting upon:

1.	To elect six members to our Board of Directors to hold office until the next annual meeting of stockholders and until their respective successors have been duly elected and qualified, subject to their earlier resignation or removal.

2.	To approve an amendment to our 2015 Incentive Plan to increase the total number of shares of common stock authorized for issuance thereunder from 877,744 shares to 6,000,000 shares.

3.	To approve an advisory (non-binding) resolution regarding the compensation of our named executive officers.

4.	To ratify the appointment of Marcum LLP as our independent registered public accounting firm for the fiscal year ending October 31, 2020, which we refer to as fiscal 2020.

5.	To transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice. Our Proxy Statement and annual report to stockholders for the fiscal year ended October 31, 2019 can also be viewed online by following the instructions listed on our proxy card.

Instructions on how to vote your shares via the Internet are contained on the “Important Notice Regarding the Availability of Proxy Materials,” which is expected to be mailed on or about March 19, 2020. Instructions on how to obtain a paper copy of our Proxy Statement and annual report to stockholders for the fiscal year ended October 31, 2019 are listed on the “Important Notice Regarding the Availability of Proxy Materials.” These materials can also be viewed online by following the instructions listed on the “Important Notice Regarding the Availability of Proxy Materials.”

If you choose to receive a paper copy of our Proxy Statement and annual report, you may vote your shares by completing and returning the proxy card that will be enclosed.

Holders of record of the Company’s common stock at the close of business on March 6, 2020 are entitled to receive notice of, and to vote at, the Annual Meeting. The date of mailing of this Notice of our 2020 Annual Meeting of Stockholders and the accompanying Proxy Statement and materials is expected to be on or about March 19, 2020.

All stockholders are cordially invited to attend the Annual Meeting.

By Order of the Board of Directors,

/s/ Kenneth A. Berlin
Kenneth A. Berlin
President and Chief Executive Officer

March 19, 2020

Princeton, New Jersey

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Important Notice Regarding the Availability of Proxy Materials

for our Annual Meeting of Stockholders to be held on May 4, 2020.

Our Proxy Statement and Annual Report on Form 10-K/A for

the fiscal year ended October 31, 2019 are available at https://www.proxyvote.com.

Whether or not you plan to attend the annual meeting and in

order to assure that your shares are represented at the annual meeting, please sign and return the enclosed proxy card

as promptly as possible in the enclosed postage-prepaid envelope.

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Advaxis, Inc.

Table of Contents

Page

Information about the Annual Meeting	6

Proposal No. 1 Election of Directors	11

Proposal No. 2 Approval of an Amendment to the Company’s 2015 Incentive Plan to Increase the Total Number of Shares of common stock Authorized for Issuance Thereunder from 877,744 Shares to 6,000,000 Shares.	20

Proposal No. 3 Advisory Vote on Executive Compensation	26

Proposal No. 4 Ratify the Appointment of Independent Registered Public Accountants for Fiscal 2020	35

Other Matters	37

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Advaxis, Inc.
305 College Road East
Princeton, New Jersey 08540

Proxy Statement
2020 Annual Meeting of Stockholders
to be held on May 4, 2020

This proxy statement is being made available via Internet access, beginning on or about March 19, 2020, to the owners of shares of common stock of Advaxis, Inc. (the “Company,” “our,” “we,” or “Advaxis”) as of March 6, 2020, in connection with the solicitation of proxies by our Board of Directors (the “Board”) for our 2020 Annual Meeting of Stockholders (the “Annual Meeting”). On or about March 19, 2020, we expect to send an “Important Notice Regarding the Availability of Proxy Materials” to our stockholders. If you received this notice by mail in prior years, you will not automatically receive by mail our Proxy Statement and annual report to stockholders for the fiscal year ended October 31, 2019. If you would like to receive a printed copy of our Proxy Statement, annual report and proxy card, please follow the instructions for requesting such materials in the notice. Upon request, we will promptly mail you paper copies of such materials free of charge.

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Information about the Annual Meeting

Why did I receive an “Important Notice Regarding the Availability of Proxy Materials”?

In accordance with Securities and Exchange Commission (“SEC”) rules, instead of mailing a printed copy of our proxy materials, we may send an “Important Notice Regarding the Availability of Proxy Materials” to stockholders. All stockholders will have the ability to access the proxy materials on a website referred to in the notice or to request a printed set of these materials at no charge. You will not receive a printed copy of the proxy materials unless you specifically request one from us. Instead, the notice instructs you as to how you may access and review all of the important information contained in the proxy materials via the Internet and submit your vote via the Internet.

When is the Annual Meeting?

The Annual Meeting will be held at 10:00 a.m., Eastern Time, on May 4, 2020.

Where will the Annual Meeting be held?

The Annual Meeting will be a completely “virtual meeting” of shareholders. You will be able to attend the Annual Meeting, vote and submit your questions during the Annual Meeting via live webcast by visiting www.virtualshareholdermeeting.com/adxs2020.

What items will be voted on at the Annual Meeting?

There are four matters scheduled for a vote:

●	To elect six members to our Board of Directors to hold office until the next annual meeting of stockholders and until their respective successors have been duly elected and qualified, subject to their earlier resignation or removal (“Proposal No. 1”);

●	An amendment to our 2015 Incentive Plan to increase the total number of shares of common stock authorized for issuance thereunder from 877,744 shares to 6,000,000 shares (“Proposal No. 2”);

●	To approve an advisory (non-binding) resolution regarding the compensation of our executive officers (“Proposal No. 3”); and
●	To ratify the appointment of Marcum LLP as our independent registered public accounting firm for the fiscal year ending October 31, 2020, which we refer to as fiscal 2020 (“Proposal No. 4”).

As of the date of this Proxy Statement, we are not aware of any other matters that will be presented for consideration at the Annual Meeting.

What are the Board of Directors’ recommendations?

Our Board recommends that you vote:

●	“FOR” the election of each of the six nominees named herein to serve on the Board;

●	“FOR” the approval of an amendment to our 2015 Incentive Plan to increase the total number of shares of common stock authorized for issuance thereunder from 877,744 shares to 6,000,000 shares;

●	“FOR” the approval, on a non-binding advisory basis, of the compensation of the named executive officers as described in this proxy statement; and

●	“FOR” the ratification of the appointment of Marcum LLP as our independent registered public accounting firm for fiscal 2020.

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INFORMATION ABOUT THE VOTING

Who is entitled to vote at the Annual Meeting?

Only stockholders of record at the close of business on March 6, 2020, which we refer to as the Record Date, are entitled to receive notice of the Annual Meeting and to vote the shares that they held on that date at the Annual Meeting, or any adjournment or postponement thereof. As of the close of business on the Record Date, we had 60,245,793 shares of common stock outstanding. Each share of common stock entitles its holder to one vote on each matter presented for a vote at the Annual Meeting.

●	Stockholders of Record: Shares Registered in Your Name. If, on the Record Date, your shares were registered directly in your name with our transfer agent, Continental Stock Transfer and Trust Company, then you are a stockholder of record. As a stockholder of record, you may vote in person at the Annual Meeting or vote by proxy. Whether or not you plan to attend the Annual Meeting, we urge you to fill out and return the enclosed proxy card, to ensure your vote is counted.

●	Beneficial Owner: Shares Registered in the Name of a Broker, Bank, Custodian or Other Nominee. If on the Record Date your shares were held in an account at a brokerage firm, bank, custodian or other nominee, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. The organization holding your account is considered the stockholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to direct your broker, bank, custodian or other nominee on how to vote the shares in your account. You are also invited to attend the Annual Meeting. However, because you are not the stockholder of record, you may not vote your shares in person at the Annual Meeting unless you request and obtain a valid proxy from your broker, bank, custodian or other nominee.

What constitutes a quorum at the Annual Meeting?

In accordance with Delaware law and our Amended and Restated By-Laws, the presence at the Annual Meeting, by proxy or in person, of the holders of at least one-third of the shares of our common stock outstanding on the record date constitutes a quorum, thereby permitting the stockholders to conduct business at the Annual Meeting. Abstentions, votes withheld, and broker non-votes will be included in the calculation of the number of shares considered present at the Annual Meeting for purposes of determining the existence of a quorum.

If a quorum is not present at the Annual Meeting, a majority in voting interest of the stockholders present in person and by proxy may adjourn the meeting to another date. If an adjournment is for more than 30 days or a new record date is fixed for the adjourned meeting by our Board of Directors, we will provide notice of the adjourned meeting to each stockholder of record entitled to vote at the adjourned meeting. At any adjourned meeting at which a quorum is present, any business may be transacted that might have been transacted at the originally called meeting.

What is a proxy?

A proxy is a person you appoint to vote your shares of our common stock on your behalf. If you are unable to attend the Annual Meeting, our Board is seeking your appointment of a proxy so that your shares of our common stock may be voted. If you vote by proxy, you will be designating Kenneth Berlin (our President and Chief Executive Officer) or Molly Henderson (our Chief Financial Officer), as your proxies. Mr. Berlin or Ms. Henderson may act on your behalf and have the authority to appoint a substitute to act as your proxy.

How do I vote?

Whether you hold shares directly as the stockholder of record or indirectly as the beneficial owner of shares held for you by a broker or other nominee (i.e., in “street name”), you may direct your vote without attending the Annual Meeting. You may vote by granting a proxy or, for shares you hold in street name, by submitting voting instructions to your broker or nominee. In most instances, you will be able to do this by internet, telephone or by mail. Please refer to the summary instructions below and those included on your proxy card or, for shares you hold in street name, the voting instruction card provided by your broker or nominee.

●	By Internet — If you have Internet access, you may authorize your proxy from any location in the world as directed in our “Important Notice Regarding the Availability of Proxy Materials.”

●	By Telephone — If you are calling from the United States or Canada, you may authorize your proxy by following the “By Telephone” instructions on the proxy card or, if applicable, the telephone voting instructions that may be described on the voting instruction card sent to you by your broker or nominee.

●	By Mail — You may authorize your proxy by signing your proxy card and mailing it in the enclosed, postage-prepaid and addressed envelope. For shares you hold in street name, you may sign the voting instruction card included by your broker or nominee and mail it in the envelope provided.

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How many votes do I have?

On each matter to be voted upon, you have one vote for each share of common stock you own as of the Record Date.

Can I change my vote after I return my proxy card?

Yes. You can revoke your proxy at any time before the final vote at the Annual Meeting. If you are the record holder of your shares, you may revoke your proxy in any one of three ways:

●	You may submit another properly completed proxy bearing a later date;

●	You may send a written notice that you are revoking your proxy to Advaxis, Inc. at 305 College Road East, Princeton, New Jersey 08540, Attention: Molly Henderson, Chief Financial Officer and Corporate Secretary (so long as we receive such notice no later than the close of business on the day before the Annual Meeting); or

●	You may attend the Annual Meeting and notify the election officials at the Annual Meeting that you wish to revoke your proxy and vote in person. Simply attending the Annual Meeting will not, by itself, revoke your proxy.

If your shares are held by your broker, bank, custodian or other nominee, you should follow the instructions provided by such broker, bank, custodian or other nominee for revoking your proxy.

What if I sign and return my proxy but do not provide voting instructions?

Proxy cards or voting instruction cards that are signed, dated and returned but do not contain voting instructions will be voted:

●	“FOR” the election of each of the six nominees named herein to serve on the Board of Directors;

●	“FOR” the approval of an amendment to our 2015 Incentive Plan to increase the total number of shares of common stock authorized for issuance thereunder from 877,744 shares to 6,000,000 shares

●	“FOR” an advisory vote on the compensation of the named executive officers as described in this Proxy Statement; and

●	“FOR” the ratification of the appointment of Marcum LLP as our independent registered public accounting firm for fiscal 2020.

How are votes counted?

Before the Annual Meeting, our Board will appoint one or more inspectors of election for the meeting. The inspector(s) will determine the number of shares represented at the meeting, the existence of a quorum and the validity and effect of proxies. The inspector(s) will also receive, count, and tabulate ballots and votes and determine the results of the voting on each matter that comes before the Annual Meeting. Broker non-votes occur when shares are held indirectly through a broker, bank or other intermediary on behalf of a beneficial owner (referred to as held in “street name”) and the broker submits a proxy but does not vote for a matter because the broker has not received voting instructions from the beneficial owner and (i) the broker does not have discretionary voting authority on the matter or (ii) the broker chooses not to vote on a matter for which it has discretionary voting authority. Under the rules of the Nasdaq Stock Exchange which govern voting matters at the Annual Meeting, brokers are permitted to exercise discretionary voting authority only on “routine” matters when voting instructions have not been timely received from a beneficial owner.

Under Nasdaq rules, the ratification of Marcum LLP as our independent registered public accounting firm for the fiscal year ending October 31, 2020 is considered to be a “routine” matter. Brokers that hold your shares therefore have discretionary authority to vote your shares without receiving instructions from you only on this matter.

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How many votes are needed to approve each proposal?

●	To be elected under Proposal No. 1 (the Board of Directors vote), each director must receive “FOR” votes from a majority of the votes cast by stockholders with respect to that director’s election. A director who fails to receive a majority of “FOR” votes will be required to tender his or her resignation to our Board. Our Nominating and Corporate Governance Committee will then assess whether there is a significant reason for such director to remain on our Board, and will make a recommendation to our Board regarding that director’s resignation. Abstentions and broker non-votes with respect to Proposal No. 1 will be counted for purposes of establishing a quorum. If a quorum is present, broker non-votes will not affect the outcome of the vote on Proposal No. 1, while abstentions will have the same practical effect as a vote against Proposal No. 1.

●	To be approved, Proposal No. 2 (amendment to the Advaxis, Inc. 2015 Incentive Plan increasing the number of shares authorized for issuance thereunder) must receive “FOR” votes from a majority of the total number of shares of our common stock present at the Annual Meeting, in person or by proxy, and entitled to vote. Abstentions and broker non-votes with respect to Proposal No. 2 will be counted for purposes of establishing a quorum. If a quorum is present, broker non-votes will not affect the outcome of the vote on Proposal No. 2, while abstentions will have the same practical effect as a vote against Proposal No. 2.

●	To be approved, Proposal No. 3 (the “say-on-pay” advisory proposal) and Proposal No. 4 (the ratification of the appointment of Marcum LLP as our independent registered public accounting firm for fiscal 2020) must receive “FOR” votes from a majority of the total number of shares of our common stock present at the Annual Meeting, in person or by proxy, and entitled to vote. Abstentions and broker non-votes with respect to these proposals will be counted for purposes of establishing a quorum. If a quorum is present, broker non-votes will not affect the outcome of the votes on Proposal No. 3. Broker non-votes are not applicable to Proposal No. 4, as Proposal No. 4 is considered “routine” under the rules of the Nasdaq stock exchange. Abstentions shall have the same practical effect as a vote against Proposal Nos. 3 and 4.

How can I find out the results of the voting at the Annual Meeting?

We will announce preliminary voting results at the Annual Meeting. We will also disclose voting results on a Form 8-K filed with the SEC, within four business days after the Annual Meeting.

How do I obtain a list of the Company’s stockholders?

A list of our stockholders as of the Record Date will be available for inspection at our corporate headquarters located at 305 College Road East, Princeton, New Jersey 08540 during normal business hours during the 10-day period prior to the Annual Meeting.

Who is paying for this proxy solicitation?

We will pay the entire cost of preparing, assembling, printing, mailing, and distributing these proxy materials and soliciting votes. If you choose to vote over the internet, you are responsible for internet access charges you may incur. If you choose to vote by telephone, you are responsible for telephone charges you may incur. In addition to the mailing of these proxy materials, the solicitation of proxies or votes may be made in person, by telephone or by electronic communication by our directors, officers and employees, who will not receive any additional compensation for such solicitation activities. Proxies also may be solicited by employees and our directors by mail, telephone, facsimile, e-mail or in person.

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Additional Information

Whom should I contact if I have any questions?

If you have any questions about the Annual Meeting, these proxy materials or your ownership of our common stock, please contact Molly Henderson, our Chief Financial Officer and Corporate Secretary, by mail at Advaxis, Inc., 305 College Road East, Princeton, New Jersey 08540, by telephone: (609) 250-7510.

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Proposal No. 1

Election of Directors

Our Amended and Restated By-Laws provide that the number of directors is to be no less than one and no more than nine and shall be fixed by action of the directors. Currently, our Board of Directors consists of six members. Each director will hold office until the next annual meeting of stockholders and until his successor is duly elected and qualified, subject to his earlier resignation or removal. For information regarding the independence of our directors, see “Corporate Governance Matters — Director Independence” elsewhere in this Proxy Statement.

Unless otherwise instructed, the persons named in the proxy will vote to elect the six nominees named below as directors. Although the Board does not contemplate that any of the nominees will be unavailable to serve as a director, should any unexpected vacancies occur, the enclosed proxy will be voted for such substituted nominees, if any, as may be designated by the Board. In no event will the proxy be voted for more than six directors.

Information about the Nominees for Director

The following nominees have been recommended by our Board. Each of the nominees is one of our current directors.:

Name	Age	Position
Dr. David Sidransky	59	Chairman of our Board of Directors
Dr. James P. Patton	62	Vice Chairman of our Board of Directors
Roni A. Appel	53	Director
Kenneth Berlin	55	President and Chief Executive Officer, Director
Richard J. Berman	77	Director
Dr. Samir Khleif	56	Director

Current Directors

Dr. David Sidransky. Dr. Sidransky currently serves as the Chairman of our Board of Directors and has served as a member of our Board of Directors since July 2013. He is a renowned oncologist and research scientist named and profiled by TIME magazine in 2001 as one of the top physicians and scientists in America, recognized for his work with early detection of cancer. Since 1994, Dr. Sidransky has been the Director of the Head and Neck Cancer Research Division and Professor of Oncology, Otolaryngology, Genetics, and Pathology at Johns Hopkins University School of Medicine. He has served as Chairman or Lead of the Board of Directors of Champions Oncology since October 2007 and was a director and Vice-Chairman of ImClone Systems until its merger with Eli Lilly Inc. He is the Chairman of Tamir Biotechnology and Ayala and serves on the Board of Directors of Galmed and Orgenesis. He has served on scientific advisory boards of MedImmune, Roche, Amgen, and Veridex, LLC (a Johnson & Johnson diagnostic company), among others. Dr. Sidransky served as Director (2005-2008) of the American Association for Cancer Research (AACR). He earned his B.S. from Brandeis University and his Medical Doctorate from Baylor College of Medicine. Dr. Sidransky’s experience in life science companies, as well as his scientific knowledge, qualify him to service as our director and non-executive chairman.

Dr. James P. Patton. Dr. Patton currently serves as the Vice Chairman of our Board of Directors, has served as the Chairman of our Board and has been a member of our Board of Directors since February 2002. Furthermore, Dr. Patton was the Chairman of our Board of Directors from November 2004 until December 2005, as well as a period from July 2013 until May 2015, and was our Chief Executive Officer from February 2002 to November 2002. Since February 1999, Dr. Patton has been the Vice President of Millennium Oncology Management, Inc., which is a consulting company in the field of oncology services delivery. Dr. Patton was a trustee of Dundee Wealth US, a mutual fund family, from October 2006 through September 2014. He is a founder and has been chairman of VAL Health, LLC, a health care consultancy, from 2011 to the present. In addition, he was President of Comprehensive Oncology Care, LLC, a company that owned and operated a cancer treatment facility in Exton, Pennsylvania from 1999 until its sale in 2008. From February 1999 to September 2003, Dr. Patton also served as a consultant to LibertyView Equity Partners SBIC, LP, a venture capital fund based in Jersey City, New Jersey. From July 2000 to December 2002, Dr. Patton served as a director of Pinpoint Data Corp. From February 2000 to November 2000, Dr. Patton served as a director of Healthware Solutions. From June 2000 to June 2003, Dr. Patton served as a director of LifeStar Response. He earned his B.S. from the University of Michigan, his Medical Doctorate from Medical College of Pennsylvania, and his M.B.A. from Penn’s Wharton School. Dr. Patton was also a Robert Wood Johnson Foundation Clinical Scholar. He has published papers regarding scientific research in human genetics, diagnostic test performance and medical economic analysis. Dr. Patton’s experience as a trustee and consultant to funds that invest in life science companies provide him with the perspective from which we benefit. Additionally, Dr. Patton’s medical experience and service as a principal and director of other life science companies make Dr. Patton particularly qualified to serve as our director and non-executive vice chairman.

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Roni A. Appel. Mr. Appel has served as a member of our Board of Directors since November 2004. He was our President and Chief Executive Officer from January 1, 2006 until December 2006 and Secretary and Chief Financial Officer from November 2004 to September 2006. From December 15, 2006 to December 2007, Mr. Appel served as a consultant to us. Mr. Appel currently is a self-employed consultant and the Co-Founder and President of Spirify Pharma Inc. Previously, he served as Chief Executive Officer of Anima Biotech Inc., from 2008 through January 31, 2013. From 1999 to 2004, he was a partner and managing director of LV Equity Partners (f/k/a LibertyView Equity Partners). From 1998 until 1999, he was a director of business development at Americana Financial Services, Inc. From 1994 to 1996, he worked as an attorney. Mr. Appel holds an M.B.A from Columbia University (1998) and an LL.B. from Haifa University (1994). Mr. Appel’s longstanding service with us and his entrepreneurial investment career in early stage biotech businesses qualify him to serve as our director.

Kenneth Berlin. Mr. Berlin has served as our President and Chief Executive Officer and a member of our Board of Directors since April 2018. Prior to joining Advaxis, Mr. Berlin served as President and Chief Executive Officer of Rosetta Genomics from November 2009 until April 2018. Prior to Rosetta Genomics, Mr. Berlin was Worldwide General Manager at cellular and molecular cancer diagnostics developer Veridex, LLC, a Johnson & Johnson company. At Veridex he grew the organization to over 100 employees, launched three cancer diagnostic products, led the acquisition of its cellular diagnostics partner, and delivered significant growth in sales as Veridex transitioned from an R&D entity to a commercial provider of oncology diagnostic products and services. Mr. Berlin joined Johnson & Johnson in 1994 and served as corporate counsel for six years. From 2001 until 2004 he served as Vice President, Licensing and New Business Development in the pharmaceuticals group, and from 2004 until 2007 served as Worldwide Vice President, Franchise Development, Ortho-Clinical Diagnostics. Mr. Berlin holds an A.B. degree from Princeton University and a J.D. from the University of California Los Angeles School of Law. Mr. Berlin’s experience in life science companies, as well as his business experience in general qualify him to service as our director.

Richard J. Berman. Mr. Berman has served as a member of our Board of Directors since September 1, 2005. Richard Berman’s business career spans over 35 years of venture capital, senior management and merger and acquisitions experience. In the past 5 years, Mr. Berman has served as a director and/or officer of over a dozen public and private companies. In 2016 he was elected Chairman of Cevolva Biotech Inc. From 2006-2011, he was Chairman of National Investment Managers, a company with $12 billion in pension administration assets. Mr. Berman currently serves as a director of four public healthcare companies Cryoport Inc., Advaxis, Inc., BioVie, Inc. and BriaCell Therapeutics. Recently, he became a director of Comsovereign Holding Corp, a leader in the drone market. From 2002 to 2010, he was a director at Nexmed Inc. (now Apricus Biosciences, Inc.) where he also served as Chairman/CEO in 2008 and 2009. From 1998-2000, he was employed by Internet Commerce Corporation (now Easylink Services) as Chairman and CEO and served as director from 1998-2012. Previously, Mr. Berman worked at Goldman Sachs, was Senior Vice President of Bankers Trust Company, where he started the M&A and Leveraged Buyout Departments, created the largest battery company in the world in the 1980s by merging Prestolite, General Battery and Exide to form Exide Technologies (XIDE), helped to create what is now Soho (NYC) by developing five buildings, and advised on over $4 billion of M&A transactions (completed over 300 deals). He is a past Director of the Stern School of Business of NYU where he obtained his B.S. and M.B.A. He also has US and foreign law degrees from Boston College and The Hague Academy of International Law, respectively. Mr. Berman’s extensive knowledge of our industry, his role in the governance of publicly held companies and his directorships in other life science companies qualify him to serve as our director.

Dr. Samir Khleif. Dr. Khleif has served as a member of our Board of Directors since October 2014. He currently serves as the Director of the State of Georgia Cancer Center, Georgia Regents University Cancer Center and the Cancer Service Line. Dr. Khleif was formerly Chief of the Cancer Vaccine Section at the NCI, and also served as a Special Assistant to the Commissioner of the FDA leading the Critical Path Initiative for oncology. Dr. Khleif is a Georgia Research Alliance Distinguished Cancer Scientist and Clinician and holds a professorship in Medicine, Biochemistry and Molecular Biology, and Graduate Studies at Georgia Regents University. Dr. Khleif’s research program at Georgia Regents University Cancer Center focuses on understanding the mechanisms of cancer-induced immune suppression, and utilizing this knowledge for the development of novel immune therapeutics and vaccines against cancer. His research group designed and performed some of the first cancer vaccine clinical trials targeting specific genetic changes in cancer cells. He led many national efforts and committees on the development of biomarkers and integration of biomarkers in clinical trials, including the AACR-NCI-FDA Cancer Biomarker Collaborative and the ASCO Alternative Clinical Trial Design. Dr. Khleif is the author of many book chapters and scientific articles on tumor immunology and biomarkers process development, and he is the editor for two textbooks on cancer therapeutics, tumor immunology, and cancer vaccines. Dr. Khleif was inducted into the American Society for Clinical Investigation, received the National Cancer Institute’s Director Golden Star Award, the National Institutes of Health Award for Merit, the Commendation Medal of the US Public Health Service, and he was recently appointed to the Institute of Medicine National Cancer Policy Forum. Dr. Khleif’s distinguished career as well as his extensive expertise in vaccines and immunotherapies qualify him to serve as our director.

Director Independence

Our Board has determined that, except for Mr. Berlin, each of our incumbent directors is independent in accordance with the definition set forth in the Nasdaq rules. Each nominated member of each of our Board committees is an independent director under the Nasdaq standards applicable to such committees. The Board considered the information included in transactions with related parties as outlined below along with other information the Board considered relevant, when considering the independence of each director.

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Board Meetings and Committee Meetings; Attendance

Directors are expected, but not required, to attend the annual meeting of stockholders. Our Board holds meetings at least quarterly. The Board held 7 meetings during fiscal year 2019, four of which were regularly scheduled and three of which were special meetings. Each director attended at least seventy five percent (75%) of the aggregate of: (1) the total number of Board meetings; and (2) the total number of meetings of the committee(s) of which he was a member, if any. We do not have a written policy on Board attendance at annual meetings of stockholders. We will encourage, but will not require, our directors to attend the Annual Meeting. Richard Berman and Dr. James Patton were present at the annual meeting of stockholders in 2019, while Roni Appel, Dr. David Sidransky and Dr. Samir Khelif were available telephonically (which was all of the directors who served at the time).

Board Committees

Presently, the Board has the following standing committees: Audit Committee, Compensation Committee, Nominating and Corporate Governance Committee and the Research and Development Committee. Each of the standing committees is comprised solely of independent directors.

The table below describes the Board’s committee membership during fiscal 2019:

Audit Committee

The Audit Committee of our Board of Directors is currently composed of three directors, all of whom satisfy the independence and other standards for Audit Committee members under the Nasdaq rules and the rules under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Audit Committee is responsible for recommending the engagement of auditors to the full Board, reviewing the results of the audit engagement with the independent registered public accounting firm, identifying irregularities in the management of our business in consultation with our independent accountants, and suggesting an appropriate course of action, reviewing the adequacy, scope, and results of the internal accounting controls and procedures, reviewing the degree of independence of the auditors, as well as the nature and scope of our relationship with our independent registered public accounting firm, and reviewing the auditors’ fees. For fiscal year 2019, the Audit Committee was composed of Messrs. Berman and Appel and Dr. Patton, with Mr. Berman serving as Chairman and as the Audit Committee’s financial expert as defined under Item 407 of Regulation S-K. The Audit Committee held four meetings during the 2019 fiscal year.

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The Audit Committee operates under a written Audit Committee Charter, which is available to stockholders on our website athttps://www.advaxis.com/corporate-governance/governance-overview.

Compensation Committee

The Compensation Committee of our Board of Directors currently consists of Mr. Berman, and Drs. Khleif and Sidransky, with Dr. Sidransky serving as Chairman. The Compensation Committee determines the salaries, bonuses, and incentive and equity compensation of our officers subject to applicable employment agreements, provides recommendations for the salaries and incentive compensation of our other employees and consultants, and reviews and oversees our compensation programs and policies generally. For executives other than the Chief Executive Officer, the Compensation Committee receives and considers performance evaluations and compensation recommendations submitted to the Committee by the Chief Executive Officer. In the case of the Chief Executive Officer, the evaluation of his performance is conducted by the Compensation Committee, which determines any adjustments to his compensation as well as awards to be granted. The agenda for meetings of the Compensation Committee is usually determined by its Chairman, with the assistance of the Company’s Chief Executive Officer. The Compensation Committee conducts at least five regularly scheduled meetings each year, which are regularly attended by the Chief Executive Officer. Each year since 2015, the Compensation Committee engaged Hewitt Associates LLC, operating as Aon Hewitt, as a compensation consultant to perform annual compensation program reviews and market analysis, as well as provide recommendations regarding adjustments to executive officer base salaries, target bonus opportunities and long-term equity incentives. The Compensation Committee held four meetings during the 2019 fiscal year.

The Compensation Committee operates under a written Compensation Committee Charter, which is available to stockholders on our website at https://www.advaxis.com/corporate-governance/governance-overview.

Nominating and Corporate Governance Committee

The Nominating and Corporate Governance Committee of our Board of Directors currently consists of Drs. Patton and Sidransky and Mr. Appel, with Dr. Patton serving as Chairman. The functions of the Nominating and Corporate Governance Committee include identifying and recommending to the Board individuals qualified to serve as members of the Board and on the committees of the Board, advising the Board with respect to matters of board composition, procedures and committees, developing and recommending to the Board a set of corporate governance principles applicable to us and overseeing corporate governance matters generally including review of possible conflicts and transactions with persons affiliated with directors or members of management, and overseeing the annual evaluation of the Board and our management. The Nominating and Governance Committees held one meeting during the 2019 fiscal year.

The Nominating and Corporate Governance Committee operates under a written Nominating and Corporate Governance Committee Charter, which is available to stockholders on our website at https://www.advaxis.com/corporate-governance/governance-overview.

The Nominating and Corporate Governance Committee will consider director candidates recommended by eligible stockholders. Stockholders may recommend director nominees for consideration by the Nominating and Corporate Governance Committee by writing to the Nominating and Corporate Governance Committee, Attention: Chairman, Advaxis, Inc., 305 College Road East, Princeton, New Jersey, 08540. Any recommendations for director made to the Nominating and Corporate Governance Committee should include the nominee’s name and qualifications for membership on our Board of Directors, and should include the following information for each person being recommended or nominated for election as a director:

●	The name, age, business address and residence address of the person;

●	The principal occupation or employment of the person;

●	The number of shares of our common stock that the person owns beneficially or of record; and

●	Any other information relating to the person that must be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors under Section 14 of the Exchange Act and its rules and regulations.

In addition, the stockholder’s notice must include the following information about such stockholder:

●	The stockholder’s name and record address;

●	The number of shares of our common stock that the stockholder owns beneficially or of record;

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●	A description of all arrangements or understandings between the stockholder and each proposed nominee and any other person or persons, including their names, pursuant to which the nomination is to be made;

●	A representation that the stockholder intends to appear in person or by proxy at the annual meeting to nominate the person or persons named in such stockholder’s notice; and

●	Any other information about the stockholder that must be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors under Section 14 of the Exchange Act and its rules and regulations.

The notice must include a written consent by each proposed nominee to being named as a nominee and to serve as a director if elected. No person will be eligible for election as a director of ours unless recommended by the Nominating and Corporate Governance Committee and nominated by our Board of Directors or nominated in accordance with the procedures set forth above. Candidates proposed by stockholders for nomination are evaluated using the same criteria as candidates initially proposed by the Nominating and Corporate Governance Committee.

We must receive the written nomination for an annual meeting not less than 90 days and not more than 120 days prior to the first anniversary of the previous year’s annual meeting of stockholders, or, if no annual meeting was held the previous year or the date of the annual meeting is advanced more than 30 days before or delayed more than 60 days after the anniversary date, we must receive the written nomination not more than 120 days prior to the annual meeting and not less than the later of 90 days prior to the annual meeting or ten days following the day on which public announcement of the date of the annual meeting is first made. For a special meeting, we must receive the written nomination not less than the later of 90 days prior to the special meeting or ten days following the day on which public announcement of the date of the special meeting is first made.

The Nominating and Corporate Governance Committee expects, as minimum qualifications, that nominees to our Board of Directors (including incumbent directors) will enhance our Board of Director’s management, finance and/or scientific expertise, will not have a conflict of interest and will have a high ethical standard. A director nominee’s knowledge and/or experience in areas such as, but not limited to, the medical, biotechnology, or life sciences industry, equity and debt capital markets and financial accounting are likely to be considered both in relation to the individual’s qualification to serve on our Board of Directors and the needs of our Board of Directors as a whole. Other characteristics, including but not limited to, the director nominee’s material relationships with us, time availability, service on other boards of directors and their committees, or any other characteristics that may prove relevant at any given time as determined by the Nominating and Corporate Governance Committee shall be reviewed for purposes of determining a director nominee’s qualification.

Candidates for director nominees are evaluated by the Nominating and Corporate Governance Committee in the context of the current composition of our Board of Directors, our operating requirements and the long-term interests of our stockholders. The Nominating and Corporate Governance Committee then uses its network of contacts to compile a list of potential candidates, but may also engage, if it deems appropriate, a professional search firm. The Nominating and Corporate Governance Committee conducts any appropriate and necessary inquiries into the backgrounds and qualifications of possible candidates after considering the function and needs of our Board of Directors. In the case of incumbent directors whose terms of office are set to expire, the Nominating and Corporate Governance Committee reviews such directors’ overall service to us during their term, including the number of meetings attended, level of participation, quality of performance, and any other relationships and transactions that might impair such directors’ independence. The Nominating and Corporate Governance Committee meets to discuss and consider such candidates’ qualifications and then selects a nominee for recommendation to our Board of Directors by majority vote. To date, the Nominating and Corporate Governance Committee has not paid a fee to any third party to assist in the process of identifying or evaluating director candidates.

In identifying candidates for membership on the Board, the Nominating and Corporate Governance Committee takes into account all factors it considers appropriate and will seek to ensure that its membership consists of sufficiently diverse backgrounds, meaning a mix of backgrounds and experiences that will enhance the quality of the Board’s deliberations and decisions. In considering candidates for the Board, the independent directors will consider, among other factors, diversity with respect to viewpoints, skills, experience and other demographics. In February 2020, the Nominating and Corporate Governance Committee instituted a policy whereby diversity, including diversity of gender, origin and background, became a key consideration when identifying candidates for membership on the Board. The Nominating and Corporate Governance Committee also may consider the extent to which the candidate would fill a present need on the Board.

Research and Development Committee

The Research and Development Committee was established in August 2013 with the purpose of providing advice and guidance to the Board on scientific and medical matters and development. The Research and Development Committee currently consists of Drs. Sidransky, Khleif and Patton, with Dr. Khleif serving as Chairman. The functions of the Research and Development Committee include providing advice and guidance to the Board on scientific matters and providing advice and guidance to the Board on medical matters. The Research and Development Committee held two meetings during the 2019 fiscal year.

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Board Leadership Structure

On May 27, 2015, David Sidransky was appointed Chairman and continues to serve as Chairman. Dr. Sidransky’s experience in life science companies, as well as his scientific knowledge, his history with our Company and his own history of innovation and strategic thinking, qualify him to serve as our Chairman. Additionally, on April 23, 2018, Kenneth Berlin was appointed President and Chief Executive Officer and named a member of the Board of Directors. Mr. Berlin’s knowledge of industry standards and his experience in industry operations, and his leadership experience complements Dr. Sidransky’s scientific knowledge.

While we do not have a formal policy regarding the separation of our principal executive officer and chairman of our Board, we believe the current structure is in the best interest of the Company at this time. Further, this structure demonstrates to our employees, customers and stockholders that we are under strong leadership, with multiple skills and sets the tone for managing our operations. This leadership structure promotes strategic development and execution, timely decision-making and effective management of our resources. We believe that we are well-served by this structure.

Risk Oversight

The Board has an active role in overseeing our risk management and is responsible for discussing with management and the independent auditors our major financial risk exposures, the guidelines and policies by which risk assessment and management is undertaken, and the steps management has taken to monitor and control risk exposure. The Board regularly engages in discussions of the most significant risks that we are facing and how those risks are being managed. The Board believes that its work and the work of the Chairman and the principal executive officer, enables the Board to effectively oversee our risk management function.

Stockholder Communications to the Board

Stockholders may contact an individual director, the Board as a group, or a specified Board committee or group, including the non-employee directors as a group, by writing to the following address:

Advaxis, Inc.
305 College Road East
Princeton, New Jersey 08540
Attn: Board of Directors

Each communication should specify the applicable addressee or addressees to be contacted as well as the general topic of the communication. We will initially receive and process communications before forwarding them to the addressee. We generally will not forward to the directors a stockholder communication that we determine to be primarily commercial in nature or relates to an improper or irrelevant topic, or that requests general information about us.

Compensation Committee Interlocks and Insider Participation

Currently, the Compensation Committee consists of Mr. Berman and Drs. Khleif and Sidransky. No member of the Compensation Committee was an officer or employee of the Company during the last fiscal year, or had any relationship with the Company requiring disclosure under Item 404 of Regulation S-K. No executive officer of the Company served as a member of the board of directors or compensation committee of another entity, one of whose executive officers served on the Company’s Compensation Committee or Board of Directors.

Certain Relationships and Related Transactions

Our policy is to enter into transactions with related parties on terms that, on the whole, are no more favorable, or no less favorable, than those available from unaffiliated third parties. Based on our experience in the business sectors in which we operate and the terms of our transactions with unaffiliated third parties, we believe that all transactions that we enter will meet this policy standard at the time they occur. Presently, we have no such related party transactions.

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Security Ownership of Certain Beneficial Owners and Management

Except as noted below, the following table sets forth certain information with respect to the beneficial ownership of our common stock as of January 31, 2019:

●	each person who is known by us to be the beneficial owner of more than 5% of our outstanding common stock;

●	each of our directors;

●	each of our named executive officers and current executive officers; and

●	all of our current directors and executive officers as a group.

As used in the table below, the term beneficial ownership with respect to our common stock consists of sole or shared voting power (which includes the power to vote, or to direct the voting of shares of our common stock) or sole or shared investment power (which includes the power to dispose, or direct the disposition of, shares of our common stock) through any contract, arrangement, understanding, relationship or otherwise, including a right to acquire such power(s) during the 60 days following January 31, 2020.

Unless otherwise indicated in the footnotes to this table, and subject to community property laws where applicable, we believe each of the stockholders named in this table has sole voting and investment power with respect to the shares indicated as beneficially owned. Applicable percentages are based on 60,236,599 shares of common stock outstanding as of January 31, 2020, adjusted as required by the rules promulgated by the SEC. Unless otherwise indicated, the address for each of the individuals and entities listed in this table is 305 College Road East, Princeton, New Jersey 08540.

Name of Beneficial Owner	Total # of Shares Beneficially Owned	Percentage of Ownership
Kenneth Berlin (1)	34,334	*	%
David Sidransky (2)	16,688	*	%
Roni Appel (3)	21,081	*	%
Richard Berman (4)	12,614	*	%
Samir Khleif (5)	15,862	*	%
James Patton (6)	28,300	*	%
Andres Gutierrez (7)	12,084	*	%
Molly Henderson (8)	14,167	*	%
Robert Petit (9)	43,562	*	%
CVI Investments, Inc. (10)	5,000,000	8.30%
Renaissance Technologies LLC (11)	3,780,083	6.28%
All Current Directors and Officers as a Group (8 People) (12)	155,130	*	%

*Less than 1%

(1) Represents 10,556 issued shares of our common stock and options to purchase 23,778 shares of our common stock exercisable within 60 days.

(2) Represents 7,355 issued shares of our common stock and options to purchase 19,333 shares of our common stock exercisable within 60 days.

(3) Represents 10,476 issued shares of our common stock, options to purchase 8,716 shares of our common stock exercisable within 60 days and warrants to purchase 1,889 shares of our common stock exercisable within 60 days.

(4) Represents 3,711 issued shares of our common stock and options to purchase 8,903 shares of our common stock exercisable within 60 days.

(5) Represents 4,639 issued shares of our common stock and options to purchase 11,223 shares of our common stock exercisable within 60 days.

(6) Represents 19,117 issued shares of our common stock and options to purchase 9,183 shares of our common stock exercisable within 60 days.

(7) Represents 3,750 issued shares of our common stock and options to purchase 8,334 shares of our common stock exercisable within 60 days.

(8) Represents 5,833 issued shares of our common stock and options to purchase 8,334 shares of our common stock exercisable within 60 days.

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(9) Represents 14,684 issued shares of our common stock and options to purchase 28,878 shares of our common stock exercisable within 60 days as reported on Form 4.

(10) Represents 5,000,000 issued shares of our common stock. Heights Capital Management, Inc. is the investment manager to CVI Investments, Inc. and as such may exercise voting and dispositive power over these shares. CVI Investments, Inc.’s address is P.O. Box 309GT, Ugland House, South Church Street, George Town, Grand Cayman KY1-1104 Cayman Islands. Heights Capital Management, Inc.’s address is 101 California Street, Suite 3250, San Francisco, California 94111. This information has been derived solely from the Schedule 13G filed with the Securities and Exchange Commission on January 30, 2020.

(11) Represents 3,780,083 issued shares of our common stock. Renaissance Technologies LLC’s address is 800 Third Avenue, New York, New York 10022. This information has been derived solely from the Schedule 13G filed with the Securities and Exchange Commission on February 12, 2020.

(12) Represents 65,537 issued shares of our common stock and options to purchase 87,804 shares of our common stock exercisable within 60 days and warrants to purchase 1,889 shares of our common stock exercisable within 60 days.

Director Compensation

For fiscal year 2019, non-employee directors received an annual cash retainer of $50,000 for Board services, and the Chairman of the Board and the Vice Chairman of the Board received larger annual cash retainers of $80,000 and $65,000, respectively. Non-employee directors received additional annual retainers for serving on Board committees, as follows: $15,000 for Audit Committee Chair; $15,000 for Compensation Committee Chair; $7,500 for Audit Committee member; $7,500 for Compensation Committee member; $10,000 for Nominating and Corporate Governance Chair; $10,000 for Research and Development Chair; $5,000 for Nominating and Corporate Governance member; $5,000 for Research and Development member. On November 5, 2018, each non-employee director was granted 1,667 stock options (the Chairman of the Board received 2,000 stock options). Of these options, one-third vested on November 5, 2019, one-third will vest on November 5, 2020, and the award will be fully vested on November 5, 2021. On October 24, 2019, each non-employee director was granted 10,000 stock options. Of these options, one-third will vest on October 24, 2020, one-third will vest on October 24, 2021, and the award will be fully vested on October 24, 2022. The Compensation Committee annually reviews and makes recommendations to the Board regarding compensation and benefits for non-employee directors. As part of its annual review, the Compensation Committee regularly engages an independent compensation consultant to provide competitive market data and advice regarding non-employee director compensation.

The table below summarizes the compensation that was earned by our non-employee directors for fiscal year 2019.

Name	Fees Earned or Paid in Cash ($) (1)	Option Awards ($) (2)	Total ($)
Dr. David Sidransky	105,000	15,000	120,000
Dr. James Patton	87,500	12,902	100,402
Roni A. Appel	62,500	12,902	75,402
Richard J. Berman	72,500	12,902	85,402
Dr. Samir N. Khleif	67,500	12,902	80,402

(1)	Represents the annual retainers paid in cash for director services in fiscal year 2019.

(2)	Reflects the aggregate grant date fair value of stock options determined in accordance with FASB ASC Topic 718. The assumptions used in determining the grant date fair values of the stock options are set forth in Note 7 to the Company’s financial statements.

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Equity Compensation Plan Information

The following table includes information related to shares available and outstanding awards under our equity incentive plans as of October 31, 2019.

Plan Category	Number of Securities to be issued upon Exercise of outstanding Options, Warrants and Rights (#)	Weighted-average Exercise Price of Outstanding Options, Warrants and Rights ($)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (#)(1)
Equity Compensation Plans approved by security holders	560,490	71.56	26,161
Equity Compensation Plans not approved by security holders	-	-	-
TOTAL:	560,490	71.56	26,161

(1) The Advaxis, Inc. 2015 Incentive Plan includes an “evergreen” provision, under which the aggregate number of shares of common stock reserved and available for issuance pursuant to awards granted thereunder is increased by the lesser of: (i) 5% of the total number of shares of common stock outstanding on December 31 of the preceding calendar year, (ii) 2,500,000, or (iii) a lesser number determined by the Board on January 1 of each calendar year.

Vote Required

To be elected under Proposal No. 1, each director must receive “FOR” votes from a majority of the votes cast by stockholders with respect to that director’s election. A director who fails to receive a majority of “FOR” votes will be required to tender his or her resignation to our Board. Our Nominating and Corporate Governance Committee will then assess whether there is a significant reason for such director to remain on our Board, and will make a recommendation to our Board regarding that director’s resignation. Abstentions and broker non-votes with respect to Proposal No. 1 will be counted for purposes of establishing a quorum. If a quorum is present, broker non-votes will not affect the outcome of the vote on Proposal No. 1, while abstentions will have the same practical effect as a vote against Proposal No. 1.

The Board of Directors unanimously recommends a vote “FOR” Proposal No. 1 relating to the election of each of the six director nominees listed above.

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Proposal No. 2

Approval of an Amendment to the Advaxis, Inc. 2015 Incentive Plan

to increase the Shares Authorized for Issuance thereunder from 877,744 to 6,000,000

We are asking stockholders to approve an amendment to the Advaxis, Inc. 2015 Incentive Plan (the “2015 Plan”). On February 6, 2020, the Board of Directors approved an amendment to the 2015 Plan to increase the number of shares of common stock authorized for issuance under the 2015 Plan from 877,744 to 6,000,000, subject to stockholder approval at this Annual Meeting. Except for the proposed increase in the number of shares of common stock authorized under the 2015 Plan, the Plan as previously approved by our stockholders in 2015 shall remain in full force and effect.

As of January 31, 2020, there were approximately 565,090 shares of our common stock subject to outstanding awards under the 2015 Plan. As of such date, there were approximately 199,444 shares of our common stock reserved and available for future awards under the 2015 Plan. The Compensation Committee believes the number of shares currently available under the 2015 Plan will not be sufficient to make the grants it believes will be needed to provide adequate long-term equity incentives to our key employees. Approval of the amendment to the 2015 Plan will enable the Company to continue making equity compensation grants that serve as incentives to recruit and retain key employees and to continue aligning the interests of its employees with stockholders.

Equity-based compensation is an important element in our compensation program. Equity compensation aligns the interests of our management and key employees with the interests of our stockholders, links pay to performance, and provides a strong incentive to our executives and key employees to join our Company and to remain as we continue to move towards commercialization of our products. Importantly, equity compensation allows us to conserve our crucial cash resources while still being able to attract high quality employees and competitively compensate our experienced management team. If we are not able to grant equity awards, we risk losing our executives and key employees to our competition, which would be disruptive and detrimental to our goals and, ultimately, to our stockholders.

A summary of the 2015 Plan is set forth below. This summary is qualified in its entirety by the full text of the 2015 Plan, which is filed as Appendix A to the Company’s proxy statement for the 2015 Annual Meeting and the subsequent amendments thereto, filed as Exhibit B to the Company’s proxy statement for the 2016 Annual Meeting and as Exhibit A to the Company’s proxy statement for the 2017 Annual Meeting. A copy of the proposed amendment increasing the number of shares authorized under the Plan from 877,744 to 6,000,000 is attached to this proxy statement as Exhibit A.

Key Data Relating to Outstanding Equity Awards and Shares Available

The following table includes information regarding outstanding equity awards and shares available for future awards under the 2015 Plan as of January 31, 2020 (and without giving effect to approval of the amendment to the 2015 Plan under this Proposal):

Total shares underlying outstanding stock options	553,446
Weighted average exercise price of outstanding stock options	$72.17
Weighted average remaining contractual life of outstanding stock options	7.05 years
Total shares underlying outstanding full value awards (1)	11,644
Total shares currently available for grant (2)	199,444

(1)	Includes the maximum number of shares issuable upon conversion of performance awards assuming maximum achievement of all performance goals.
(2)	The 2015 Incentive Plan includes an “evergreen” provision, under which the aggregate number of shares of common stock reserved and available for issuance pursuant to awards granted thereunder is increased by the lesser of: (i) 5% of the total number of shares of common stock outstanding on December 31 of the preceding calendar year, (ii) 2,500,000, or (iii) a lesser number determined by the Board on January 1 of each calendar year.

Summary of the 2015 Plan

Purpose and Eligibility. The purpose of the 2015 Plan is to promote the Company’s success by linking the personal interests of its employees, officers, directors and consultants to those of the Company’s stockholders, and by providing participants with an incentive for outstanding performance. As of January 31, 2020, approximately 24 employees and 5 non-employee directors were eligible to participate in the 2015 Plan.

Administration. The 2015 Plan is administered by the Compensation Committee of the Board of Directors. The Compensation Committee has the authority to: designate participants; grant awards; determine the type or types of awards to be granted to each participant and the number, terms and conditions thereof; establish, adopt or revise any rules and regulations as it may deem advisable to administer the 2015 Plan; and make all other decisions and determinations that may be required under the 2015 Plan.

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Awards to Non-Employee Directors. Notwithstanding the above, awards granted under the 2015 Plan to the Company’s non-employee directors are made only in accordance with the terms, conditions and parameters of a plan, program or policy for the compensation of non-employee directors as in effect from time to time.

Permissible Awards. The 2015 Plan authorizes the granting of awards in any of the following forms:

●	market-priced options to purchase shares of our common stock, which may be designated under the Internal Revenue Code (the “Code”) as nonstatutory stock options or incentive stock options;

●	stock appreciation rights, which give the holder the right to receive an amount (payable in cash or stock, as specified in the award agreement) equal to the excess of the fair market value per share of our common stock on the date of exercise over the base price of the award (which cannot be less than the fair market value of the underlying stock as of the grant date), multiplied by the number of stock appreciation rights that have been exercised by the holder;

●	restricted stock, which is subject to restrictions on transferability and subject to forfeiture on terms set by the Compensation Committee;

●	stock units, which represent the right to receive shares of common stock (or an equivalent value in cash or other property, as specified in the award agreement) at a designated time in the future and subject to any vesting requirement as may be set by the Compensation Committee;

●	performance awards, which represent any award of the types listed above which have a performance-vesting component based on the achievement, or the level of achievement, of one or more performance goals during a specified performance period, as established by the Compensation Committee;

●	other stock-based awards that are denominated or payable in, valued by reference to, or otherwise based on, shares of common stock;

●	cash-based awards, including performance-based annual bonus awards.

Shares Available for Awards. Subject to proportionate adjustment in the event of stock splits and similar events, the aggregate number of shares of common stock that may be issued under the 2015 Plan, as proposed to be amended, is 6,000,000 shares, plus a number of additional shares (not to exceed 650,000) underlying awards outstanding under the Company’s prior equity incentive plan as of the effective date of the 2015 Plan that thereafter terminate or expire unexercised, or are cancelled, forfeited or lapse for any reason.

Additionally, the 2015 Plan includes an “evergreen” provision, under which the aggregate number of shares of common stock reserved and available for issuance pursuant to awards granted thereunder is increased by the lesser of: (i) 5% of the total number of shares of common stock outstanding on December 31 of the preceding calendar year, (ii) 2,500,000, or (iii) a lesser number determined by the Board on January 1 of each calendar year.

Shares subject to awards that terminate or expire unexercised, or are cancelled, forfeited or lapse for any reason, and shares underlying awards that are ultimately settled in cash, will again be available for future grants of awards under the 2015 Plan. To the extent that the full number of shares subject to a full-value award is not issued for any reason, including by reason of failure to achieve maximum performance goals, the unissued shares originally subject to the award will be added back to the plan share reserve. Shares delivered by the participant or withheld from an award to satisfy tax withholding requirements, and shares delivered or withheld to pay the exercise price of an option, will not be used to replenish the plan share reserve. Upon exercise of a SAR, the full number of shares underlying the award (rather than any lesser number based on the net number of shares actually delivered upon exercise) will count against the plan share reserve. The Committee may grant awards under the 2015 Plan in substitution for awards held by employees of another entity who become employees of the Company as a result of a business combination, and such substitute awards will not count against the plan share reserve.

Limitations on Awards. The maximum aggregate number of shares of common stock subject to time-vesting options or time-vesting SARs that may be granted under the 2015 Plan in any calendar year to any one participant is 50,000 each. With respect to performance vesting awards, for any calendar year, the maximum amount that may be paid to any one participant payable in cash or property or other than shares is $10,000,000, and the maximum number of shares that may be paid to any one participant payable in stock is 50,000 shares. The maximum aggregate number of shares subject to awards that may be granted under the 2015 Plan to any non-employee director in any calendar year is 13,333 shares.

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Minimum Vesting Requirements. Except in the case of substitute awards granted in a business combination as described above, full-value awards, options and SARs shall either (i) be subject to a minimum vesting period of three years (which may include graduated vesting within such three-year period), or one year if the vesting is based on performance criteria other than continued service, or (ii) be granted solely in exchange for foregone cash compensation. However, the Compensation Committee may at its discretion (i) accelerate vesting of such full-value awards, options and SARs in the event of the participant’s termination of service, or the occurrence of a change in control, or (ii) grant full-value awards, options and SARs without the minimum vesting requirements described above with respect to awards covering 5% or fewer of the total number of shares authorized under the 2015 Plan.

Qualified Performance-Based Awards. All options and stock appreciation rights granted under the 2015 Plan are designed to be exempt from the $1,000,000 deduction limit imposed by Code Section 162(m). The Committee may designate any other award granted under the 2015 Plan as a qualified performance-based award in order to make the award fully deductible without regard to the $1,000,000 deduction limit imposed by Code Section 162(m). If an award is so designated, the Compensation Committee must establish objectively determinable performance goals for the award based on one or more of the following business criteria, which may be expressed in terms of Company-wide objectives or in terms of objectives that relate to the performance of an affiliate or a division, region, department or function within the Company or an affiliate over a performance term to be designated by the Compensation Committee:

●	Revenue
●	Sales
●	Profit (net profit, gross profit, operating profit, economic profit, profit margins or other corporate profit measures)
●	Earnings (EBIT, EBITDA, earnings per share, or other corporate earnings measures)
●	Net income (before or after taxes, operating income or other income measures)
●	Cash (cash flow, cash generation or other cash measures)
●	Stock price or performance
●	Total stockholder return (stock price appreciation plus reinvested dividends divided by beginning share price)
●	Economic value added
●	Return measures (including, but not limited to, return on assets, capital, equity, investments or sales, and cash flow return on assets, capital, equity, or sales);
●	Market share
●	Improvements in capital structure
●	Expenses (expense management, expense ratio, expense efficiency ratios or other expense measures)
●	Business expansion or consolidation (acquisitions and divestitures)
●	Internal rate of return or increase in net present value
●	Working capital targets relating to inventory and/or accounts receivable
●	Inventory management
●	Service or product delivery or quality
●	Customer satisfaction
●	Employee retention
●	Safety standards
●	Productivity measures
●	Cost reduction measures
●	Strategic plan development and implementation

The Compensation Committee must establish such goals within the time period prescribed by Code Section 162(m), and the Compensation Committee may for any reason reduce (but not increase) any award, notwithstanding the achievement of a specified goal.

The Compensation Committee may provide, at the time the performance goals are established, that any evaluation of performance shall exclude or otherwise objectively adjust for any specified circumstance or event that occurs during a performance period. Any payment of an award granted with performance goals will be conditioned on the written certification of the Compensation Committee in each case that the performance goals and any other material conditions were satisfied.

Treatment of Awards upon a Change of Control. Unless otherwise provided in an award agreement or any special plan document governing an award:

(A)	in the event of a change of control of the Company in which a successor entity fails to assume and maintain awards under the 2015 Plan:

●	all of that participant’s outstanding options and stock appreciation rights will become fully vested and exercisable, and all time-based vesting restrictions on that participant’s outstanding awards will lapse; and

●	the target payout opportunities attainable under outstanding performance-based awards will be deemed to have been fully earned as of the change in control based upon an assumed achievement of all relevant performance goals at the “target” level, and there will be a pro rata payout to the Participant within 60 days following the change of control.

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(B)	in the event of a change of control of the Company in which a successor entity assumes or otherwise equitably converts awards under the 2015 Plan, if within two years after the effective date of the change of control, a participant’s employment is terminated without Cause or the participant resigns for Good Reason (as such terms are defined in the 2015 Plan), then:

●	all of that participant’s outstanding options and stock appreciation rights will become fully vested and exercisable, and all time-based vesting restrictions on that participant’s outstanding awards will lapse; and

●	the target payout opportunities attainable under outstanding performance-based awards will be deemed to have been fully earned as of the date of termination based upon an assumed achievement of all relevant performance goals at the “target” level, and there will be a pro rata payout to the Participant within 60 days following the termination of employment.

Anti-dilution Adjustments. In the event of a transaction between us and our stockholders that causes the per-share value of our common stock to change (including, without limitation, any stock dividend, stock split, spin-off, rights offering or large nonrecurring cash dividend), the share authorization limits and annual award limits under the 2015 Plan will be adjusted proportionately, and the Compensation Committee shall make such adjustments to the 2015 Plan and awards as it deems necessary, in its sole discretion, to prevent dilution or enlargement of rights immediately resulting from such transaction.

Amendment and Termination of the 2015 Plan. No awards may be granted under the 2015 Plan after the tenth anniversary of the effective date of the Plan. The Board or the Compensation Committee may amend, suspend or terminate the 2015 Plan at any time, except that no amendment may be made without the approval of the Company’s stockholders if stockholder approval is required by any federal or state law or regulation or by the rules of any stock exchange on which the common stock may then be listed, or if the amendment, alteration or other change materially increases the benefits accruing to participants, increases the number of shares available under the 2015 Plan or modifies the requirements for participation under the 2015 Plan, or if the Board or Compensation Committee its discretion determines that obtaining such stockholders approval is for any reason advisable. No amendment or termination of the 2015 Plan may, without the written consent of the participant, reduce or diminish the value of an outstanding award. The Compensation Committee may amend or terminate outstanding awards at any time, except that no amendment or termination of outstanding award may, without the written consent of the participant, reduce or diminish the value of such outstanding awards.

Prohibition on Repricing. Without the prior consent of the Company’s stockholders, outstanding stock options and SARs cannot be repriced, directly or indirectly, nor may stock options or SARs be cancelled in exchanged for stock options or SARs with an exercise or base price that is less than the exercise price or base price of the original stock options or SARs. In addition, the Company may not, without the prior approval of stockholders, repurchase an option or stock appreciation right for value from a participant if the current market value of the underlying stock is lower than the exercise price per share of the option or stock appreciation right.

Limitations on Transfer; Beneficiaries. No right or interest of a participant in any award may be pledged or encumbered to or in favor of any person other than the Company, or be subject to any lien, obligation or liability of the participant to any person other than the Company or an affiliate. Except to the extent otherwise determined by the Committee with respect to awards other than incentive stock options, no award may be assignable or transferable by a participant otherwise than by will or the laws of descent and distribution.

Clawback Policy. Awards under the 2015 Plan will be subject to any compensation recoupment policy (sometimes referred to as a “clawback policy”) of the Company as adopted from time to time.

Federal Income Tax Consequences

The U.S. federal income tax discussion set forth below is intended for general information only and does not purport to be a complete analysis of all of the potential tax effects of the 2015 Plan. It is based upon laws, regulations, rulings and decisions now in effect, all of which are subject to change. State, local and ex-U.S. income tax consequences are not discussed, and may vary from jurisdiction to jurisdiction.

Nonqualified Stock Options. There will be no federal income tax consequences to the optionee or to the Company upon the grant of a nonqualified stock option under the 2015 Plan. When the optionee exercises a Nonqualified option, however, he or she will recognize ordinary income in an amount equal to the excess of the fair market value of the stock received upon exercise of the option at the time of exercise over the exercise price, and the Company will be allowed a corresponding federal income tax deduction. Any gain that the optionee realizes when he or she later sells or disposes of the option shares will be short-term or long-term capital gain, depending on how long the shares were held.

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Incentive Stock Options. There will be no federal income tax consequences to the optionee or to the Company upon the grant of an incentive stock option. If the optionee holds the option shares for the required holding period of at least two years after the date the option was granted and one year after exercise, then the amount equal to the excess of the amount realized upon sale or disposition of the option shares over the exercise price will be long-term capital gain or loss, and the Company will not be entitled to a federal income tax deduction. If the optionee disposes of the option shares in a sale, exchange, or other disqualifying disposition before the required holding period ends, he or she will recognize taxable ordinary income in an amount equal to the excess of the fair market value of the option shares at the time of exercise over the exercise price, and the Company will be allowed a federal income tax deduction equal to such amount. While the exercise of an incentive stock option does not result in current taxable income, the excess of the fair market value of the option shares at the time of exercise over the exercise price will be an item of adjustment for purposes of determining the optionee’s alternative minimum taxable income.

Stock Appreciation Rights. A participant receiving a stock appreciation right under the 2015 Plan will not recognize income, and the Company will not be allowed a tax deduction, at the time the award is granted. When the participant exercises the stock appreciation right, the amount of cash and the fair market value of any shares of stock received will be ordinary income to the participant and the Company will be allowed as a corresponding federal income tax deduction at that time.

Restricted Stock. Unless a participant makes an election to accelerate recognition of the income to the date of grant as described below, a participant will not recognize income, and the Company will not be allowed a tax deduction, at the time a restricted stock award is granted, provided that the award is nontransferable and is subject to a substantial risk of forfeiture. When the restrictions lapse, the participant will recognize ordinary income equal to the fair market value of the stock as of that date (less any amount he or she paid for the stock), and the Company will be allowed a corresponding federal income tax deduction at that time, subject to any applicable limitations under Code Section 162(m). If the participant files an election under Code Section 83(b) within 30 days after the date of grant of the restricted stock, he or she will recognize ordinary income as of the date of grant equal to the fair market value of the stock as of that date (less any amount paid for the stock), and the Company will be allowed a corresponding federal income tax deduction at that time, subject to any applicable limitations under Code Section 162(m). Any future appreciation in the stock will be taxable to the participant at capital gains rates. However, if the stock is later forfeited, the participant will not be able to recover the tax previously paid pursuant to the Code Section 83(b) election.

Stock Units. A participant will not recognize income, and the Company will not be allowed a tax deduction, at the time a stock unit award is granted. Upon receipt of shares of stock (or the equivalent value in cash or other property) in settlement of a stock unit award, a participant will recognize ordinary income equal to the fair market value of the stock or other property as of that date (less any amount he or she paid for the stock or property), and the Company will be allowed a corresponding federal income tax deduction at that time, subject to any applicable limitations under Code Section 162(m).

Performance Awards. A participant will not recognize income, and the Company will not be allowed a tax deduction, at the time a performance award is granted (for example, when the performance goals are established). Upon receipt of cash, stock or other property in settlement of a performance award, the participant will recognize ordinary income equal to the cash, stock or other property received, and the Company will be allowed a corresponding federal income tax deduction at that time, subject to any applicable limitations under Code Section 162(m). Performance awards granted under the 2015 Plan are intended to qualify for the “performance-based compensation” exception from Code Section 162(m).

Code Section 409A. The 2015 Plan permits the grant of various types of incentive awards, which may or may not be exempt from Code Section 409A. If an award is subject to Section 409A, and if the requirements of Section 409A are not met, the taxable events as described above could apply earlier than described, and could result in the imposition of additional taxes and penalties. Restricted stock awards, stock options and stock appreciation rights granted under the 2015 Plan, are designed to be exempt from the application of Code Section 409A. Restricted stock units and performance awards granted under the 2015 Plan would be subject to Section 409A unless they are designed to satisfy the short-term deferral exemption from such law. If not exempt, such awards must be specially designed to meet the requirements of Section 409A in order to avoid early taxation and penalties.

Tax Withholding. The Company has the right to deduct or withhold, or require a participant to remit to the Company, an amount sufficient to satisfy federal, state, and local taxes (including employment taxes) required by law to be withheld with respect to any exercise, lapse of restriction or other taxable event arising as a result of the 2015 Plan.

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Benefits to Named Executive Officers and Others

Future Awards under the 2015 Plan are granted in the discretion of the Compensation Committee, and therefore are not determinable. The following table sets forth the number of stock option, restricted stock and restricted stock unit awards that have been granted under the 2015 Plan to our Named Executive Officers (as defined below) and the other individuals and groups indicated during the fiscal year ended October 31, 2019.

Name and Position	Stock Option	Restricted Stock and Restricted Stock Units
Ken Berlin, Chief Executive Officer	71,333	-
Molly Henderson, Chief Financial Officer	33,833	-
Andres Gutierrez, Chief Medical Officer	31,833	-
All Current Executive Officers as a Group	137,999	-
All Employees as a Group (Including Officers who are not Executive Officers)	207,214	-
All Nonexecutive Directors as a Group	58,668	-

Vote Required

Stockholder approval of this Proposal No. 2 requires “FOR” votes from a majority of the total number of shares of our common stock present at the Annual Meeting, in person or by proxy, and entitled to vote. Abstentions and broker non-votes with respect to Proposal No. 2 will be counted for purposes of establishing a quorum. If a quorum is present, broker non-votes will not affect the outcome of the vote on Proposal No. 2, while abstentions will have the same practical effect as a vote against Proposal No. 2.

The Board of Directors unanimously recommends a vote “FOR” Proposal No. 2 relating to the approval of an amendment to the Advaxis, Inc. 2015 Incentive Plan.

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Proposal No. 3

Advisory (Non-Binding) Resolution Regarding the Compensation of our Named Executive Officers

Under the Dodd-Frank Wall Street Reform and Consumer Protection Act, or the Dodd-Frank Act, and Section 14A of the Exchange Act, our stockholders are entitled to vote to approve, on an advisory (non-binding) basis, the compensation of our Named Executive Officers as disclosed in this Proxy Statement in accordance with the Securities and Exchange Commission’s rules.

Our executive compensation programs are designed to retain and incentivize the high quality executives whose efforts are key to our long-term success. Under these programs, our Named Executive Officers are rewarded on the basis of individual and corporate performance measured against established corporate and strategic goals. Please read the section of this Proxy Statement under the heading “Compensation of Officers and Directors” for additional details about our executive compensation programs, including information about the fiscal year 2019 compensation of our Named Executive Officers.

The Compensation Committee of our Board of Directors continually reviews the compensation programs for our Named Executive Officers to ensure they achieve the desired goals of aligning our executive compensation structure with our stockholders’ interests and current market practices.

We are asking our stockholders to indicate their support for our Named Executive Officer compensation as described in this Proxy Statement. This proposal, commonly known as a “say-on-pay” proposal, gives our stockholders the opportunity to express their views on our Named Executive Officers’ compensation. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our Named Executive Officers and the philosophy, policies and practices described in this Proxy Statement. Accordingly, we are asking our stockholders to cast a non-binding advisory vote “FOR” the following resolution at the Annual Meeting:

“RESOLVED, that the stockholders of Advaxis, Inc. approve, on an advisory basis, the compensation of the named executive officers, as disclosed in Advaxis, Inc.’s Proxy Statement for the 2020 Annual Meeting of Stockholders pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the summary compensation table and the other related tables and disclosure.”

The say-on-pay vote is advisory, and therefore not binding on the Company, the Compensation Committee or our Board of Directors. Nevertheless, our Board of Directors and our Compensation Committee value the opinions of our stockholders, whether expressed through this vote or otherwise, and accordingly, the Board and Compensation Committee intend to consider the results of this vote among the many factors they consider in making determinations in the future regarding executive compensation arrangements.

Executive Officers

The following table provides information on our current executive officers.

Name	Age	Position
Kenneth Berlin	55	President and Chief Executive Officer
Molly Henderson	49	Chief Financial Officer, Executive Vice President and Corporate Secretary
Andres Gutierrez	59	Chief Medical Officer and Executive Vice President

Kenneth Berlin. Mr. Berlin’s biography appears on page 12.

Molly Henderson. Ms. Henderson was appointed as our Chief Financial Officer, Executive Vice President and Corporate Secretary in June 2018. Prior to assuming her position at Advaxis, Ms. Henderson was a freelance consultant, as well as the Chairman and partial owner of WUJU Foods, LLC, a consumer products company, from August 2016 to present. Prior to that, Ms. Henderson was Chief Financial Officer at Iovance Biotherapeutics, Inc. (formerly Lion Biotechnologies, Inc.) from June 2015 through August 2016. Ms. Henderson also served as the Chief Business and Financial Officer, Senior Vice President of VirtualScopics, Inc., a public company provider of imaging solutions to the pharmaceutical, biotechnology, and medical device industries, from May 2008 to August 2013, and as that company’s Chief Financial Officer from May 2003 to May 2008. From 2013 to 2015, Ms. Henderson relocated her family to Europe, during which time Ms. Henderson advised start-up companies in Switzerland. Earlier in her career, Ms. Henderson served as the Corporate Controller of Ultralife, Inc., a publicly-held provider of high performance lithium battery solutions. Prior to Ultralife, Ms. Henderson was a Manager in the audit division of PricewaterhouseCoopers LLP. Ms. Henderson received her M.B.A. and B.S. degrees from the State University of New York at Buffalo.

Andres Gutierrez, M.D., Ph.D. Dr. Gutierrez has served as our Executive Vice President and Chief Medical Officer since April 2018. Prior to joining Advaxis, Dr. Gutierrez served as Chief Medical Officer for Oncolytics Biotech, Inc. from November 2016 to April 2018. Prior to Oncolytics, Dr. Gutierrez was Chief Medical Officer at SELLAS Life Sciences Group from November 2015 to September 2016 and was Medical Director, Early Development Immuno-Oncology at Bristol-Myers Squibb from October 2012 to November 2015, where he oversaw the development of translational and clinical development of immuno-oncology programs in solid tumors and hematological malignancies. Earlier, Dr. Gutierrez was Medical Director for several biotechnology companies, including Sunesis Pharmaceuticals, BioMarin Pharmaceutical, Proteolix and Oculus Innovative Sciences, leading key programs with talazoparib and carfilzomib, among others. Prior to Oculus, he served as Director of the Gene & Cell Therapy Unit at the National Institutes of Health in Mexico City and as a consultant physician at the Hospital Angeles del Pedregal.

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Compensation Discussion and Analysis

The Compensation Discussion and Analysis (“CD&A”) describes the compensation program and material compensation decisions we have made under those programs in regard to the compensation of the following named executive officers (“NEOs” or “Named Executive Officers”) for fiscal year 2019:

Name	Title
Ken Berlin	Chief Executive Officer and President
Molly Henderson	Chief Financial Officer and Executive Vice President
Robert G. Petit	Former Chief Scientific Officer and Executive Vice President, resigned effective as of June 3, 2019
Andres Gutierrez	Chief Medical Officer and Executive Vice President

Executive Compensation Philosophy and Objectives

The Compensation Committee’s philosophy is to attract, retain and engage the most talented and dedicated executives possible by providing compensation programs that are designed to ensure that the interests of our stockholders are closely aligned with those of our executives. We believe that, in order to achieve this objective, our compensation program must include the following components:

●	Market Competitive:	We offer competitive compensation packages at levels for comparable positions at companies with whom we compete for talent.

●	Individual Performance:	We recognize and reward individual initiative and achievement by providing upside opportunities for exceptional performance.

●	Pay for Performance:	We emphasize pay for performance by directly linking a portion of compensation on the attainment of the Company’s short-term and long-term goals and performance.

●	Stockholder Value Alignment	We align our executives’ interests with those of our stockholders by making stock-based incentives a core element of our compensation program.

To achieve these goals, we compensate our named executive officers with a mix of salary, variable compensation and equity awards. We intend to maintain compensation plans that tie a portion of our executives’ overall compensation to achievement of corporate goals and value-creating milestones, such as the development of our products and the establishment and maintenance of key strategic relationships, as well as our financial and operational performance.

Accordingly, a substantial portion of executive compensation, including annual cash bonuses and annual equity grants, is “at risk” and must be earned through achieving performance measurements. These awards are earned by achieving key performance goals that are essential to both the

Role of the Compensation Committee

The Compensation Committee reviews the performance and determines all compensation that is paid or awarded to our named executive officers on an annual basis. In accordance with its charter, the Compensation Committee has established a compensation strategy to attract and retain executive talent and motivate executive officers to improve their performance and the financial and operating performance of the Company. The Compensation Committee reviews the compensation strategy annually to ensure that the program and policies support the appropriate Company objectives and align with stockholder interests.

We have utilized the services of a compensation consultant to review our policies and procedures with respect to executive compensation, and to provide market data regarding competitive pay practices. Since 2015, we have engaged Hewitt Associates LLC, operating as Aon Hewitt, a compensation consultant to perform annual compensation program reviews and market analysis, as well as provide recommendations regarding adjustments to executive officer base salaries, target bonus opportunities and long-term equity incentives. For 2019, the Compensation Committee used the analysis of the compensation consultant to support the work of the Compensation Committee with respect to evaluation and design of the Company’s current and proposed compensation plans, including providing input and advice regarding the types and amounts of compensation opportunities offered, the related performance metrics, performance goals and payout ranges, and construction of Company peer groups for the purposes of comparatively evaluation current and proposed officer and director compensation.

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Market Data

With the assistance of Radford, an Aon Hewitt Company, we collected and analyzed compensation market data to be used as a resource in setting fiscal 2019 compensation levels and to review the competitiveness of our compensation programs. Data sources included public company proxy statements as well as proprietary compensation surveys and other surveys that have benchmark compensation information. We selected peer companies from the public biotechnology space based upon sector focus, stage of clinical development, market capitalization and number of employees. For fiscal 2019, we reviewed compensation data of the following peer companies for these purposes: Actinium Pharmaceuticals, Inc., Aduro BioTech, Inc., AVEO Pharmaceuticals, Inc., Bellicum Pharmaceuticals, Inc., Caladrius Biosciences, Inc., Celldex Therapeutics, Inc., Celsion Corporation, Geron Corporation, Idera Pharmaceuticals, Inc., Inovio Pharmaceuticals, Inc., La Jolla Pharmaceutical Company, MEI Pharma, Inc., New Link Genetics Corporation, Novan, Inc., OncoSec Medical Incorporated, Orgenesis Inc., Otonomy, Inc., Sesen Bio, Inc., Sorrento Therapeutics, Inc., Syndax Pharmaceuticals, Inc.

For fiscal 2019, we used the peer company targets in the design of each of the elements described below as well as reviewed specific target levels of total compensation. Our objective going forward is to provide competitive total compensation opportunities to our executive officers that take into account the status and performance of the company, the competitive market for executives and the desire to attract, retain and motivate high-performing executives.

Elements of Compensation

The compensation received by our executive officers consists of the following elements:

Base Salary. Base salaries for our Named Executive Officers are established based on the scope of their responsibilities and individual experience, taking into account competitive market compensation paid by other companies for similar positions within the biotechnology industry. Base salaries are reviewed annually, and adjusted from time to time to realign salaries with market levels after considering individual experience, responsibilities and overall performance. Salaries for Named Executive Officers are set annually by the Compensation Committee, after considering the recommendations of the Chief Executive Officer (however, the Chief Executive Officer does not make recommendations with respect to his own salary). The criteria for determining base salary are subjective rather than objective, and in the past have included the executive’s contribution to our company’s progress in the key areas of scientific progress, clinical development, financial strength and administration, and how the executive has carried out the responsibilities of his or her position.

Annual Incentive Bonus. In addition to base salaries, our Compensation Committee has the authority to award annual incentive bonuses to our Named Executive Officers. The annual incentive bonuses are intended to compensate Named Executive Officers for achieving corporate goals and strategic milestones. For fiscal 2019, each Named Executive Officer was eligible to earn a target annual bonus up to an amount equal to a specified percentage of such Named Executive Officer’s salary (55% for Mr. Berlin, and 40% for Ms. Henderson and Mr. Gutierrez). In fiscal 2019, the Named Executive Officers received bonuses approximating 53% for Mr. Berlin and 40% for both Ms. Henderson and Dr. Gutierrez. Because Dr. Petit resigned from his position as Chief Scientific Officer effective as of June 3, 2019, Dr. Petit did not receive an Annual Incentive Bonus. The amounts of the annual incentive bonus earned by each Named Executive Officer is disclosed in the “Bonus” column of the Summary Compensation Table below.

Long-Term Incentive Program. We believe that long-term performance is achieved through an ownership culture that encourages such performance by our Named Executive Officers using equity awards. Our equity compensation plans have been established to provide all of our employees, including our named executive officers, with incentives to help align employee interests with the interests of our stockholders. Our Compensation Committee believes that the use of equity awards offers the best approach to achieving our compensation goals. While we have not adopted stock ownership guidelines, our equity compensation plans have provided the principal method for our named executive officers to acquire a meaningful ownership interest in the company.

In general, the size of grants of long-term equity awards to the Named Executive Officers are subjectively determined by considering competitive market data, the officer’s tenure and level of responsibility, and a subjective assessment of the officer’s performance and importance to the ongoing success of the Company.

We granted equity awards to the Named Executive Officers on November 5, 2018 for fiscal 2019, and we granted equity awards to the Named Executive Officers on October 24, 2019 for fiscal 2020. The grants consisted of stock options that vest in three equal annual installments on each of the first three anniversaries of the grant date. The number of awards granted to the Named Executive Officers is set forth below.

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Stock Options

Name	November 2018 Grants	October 2019 Grants
Ken Berlin	21,333	50,000
Molly Henderson	8,333	25,000
Andres Gutierrez	8,333	25,000
Robert Petit(1)	10,000	-

(1) Dr. Petit resigned from his position as Chief Scientific Officer effective June 3, 2019.

Employment Agreements, Severance and/or Change-in-Control Benefits. We have employment agreements with each of our Named Executive Officers that entitle them to certain levels of compensation and severance benefits, the terms of which are described below under “Employment Agreements with Named Executive Officers.” In addition, in February 2016, the Board adopted a change in control severance plan that provides our employees, including the Named Executive Officers, with severance payments and benefits in the event their employment is terminated in connection with a change in control of the Company. We believe the severance and change in control benefits are an essential element of our executive compensation package, are competitive within the marketplace and assist us in recruiting and retaining talented individuals.

See below under “Employment Agreements with Named Executive Officers” and “Potential Payments Upon Termination or Change-in-Control” for a complete description of the terms of such employment agreements and severance and change in control benefits.

Consideration of Most Recent Advisory Stockholder Vote on Executive Compensation

At the annual meeting of stockholders on February 21, 2019, the stockholders did not approve the compensation of the Company’s Named Executive Officers. The Company was permitted under the rules of the Securities and Exchange Commission to provide scaled compensation disclosures in its 2019 proxy statement because, unlike in years prior, it was considered a “smaller reporting company.” The Company believes that the Company’s providing of scaled disclosures in the 2019 proxy statement led to some stockholders voting against the compensation of the Named Executive Officers. The Board and the Compensation Committee appreciate and value the views of our stockholders and continue to engage the assistance of outside consultants to ensure our executives are compensated appropriately. In considering the results of this advisory vote on executive compensation and the assessment of its outside compensation consultants, the Compensation Committee concluded that the compensation paid to our Named Executive Officers and the Company’s overall pay practices generally are supportable. The Company has increased the amount of disclosure surrounding compensation above that which is required of the Company as a “smaller reporting company.”

Going forward, future advisory votes on executive compensation will serve as an additional tool to guide the Board and the Compensation Committee in evaluating the alignment of the Company’s executive compensation program with the interests of the Company and its stockholders.

Compensation Committee Reports

The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis included in this proxy statement with management. Based on such review and discussions, the Compensation Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this proxy statement and the Company’s Annual Report on Form 10-K/A for the fiscal year ended October 31, 2019 filed with the SEC on February 28, 2020.

Members of the Compensation Committee:

Dr. David Sidransky, Chairman

Dr. Samir N. Khleif

Richard J. Berman

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Compensation of Officers

The following table summarizes all compensation for each of the last two fiscal years (ending October 31, 2019) awarded to, earned by or paid to our Named Executive Officers.

Summary Compensation Table

Name and Principal Position	Fiscal Year	Salary ($)	Bonus ($) (1)	Stock Award(s) ($) (2)	Option Award(s) ($) (3)	All Other Compensation ($) (4)	Total ($)

Kenneth Berlin (5)	2019	551,750	293,300	-	146,398	45,588	1,037,036
President, Chief Executive Officer	2018	250,000	177,353	405,000	945,000	20,103	1,797,456

Molly Henderson (5)	2019	397,896	158,437	-	58,498	20,052	634,883
Executive VP, Chief Financial Officer	2018	119,712	62,205	-	335,000	4,954	524,871

Andres Gutierrez (5)	2019	424,423	161,000	-	58,498	24,346	688,267
Senior VP, Chief Medical Officer	2018	232,309	40,000	-	317,506	10,795	601,234

Robert G. Petit (6)	2019	258,846	-	-	63,000	26,676	348,522
Executive VP, Chief Scientific Officer	2018	397,385	40,000	-	250,000	43,305	730,690

(1) Represents annual incentive bonuses for services performed during the fiscal year. In fiscal 2018, the NEOs elected to forgo their target bonuses and opted for an amount of 10% of their base salary, pro-rated based on the individual’s start date with the Company. Mr. Berlin’s and Ms. Henderson’s respective bonuses represent the annual incentive bonus as well as a one-time bonus for a successful completion of a capital raise as outlined in their employment agreements. In fiscal 2019, the NEOs received bonuses approximating 53% for Mr. Berlin and 40% for both Ms. Henderson and Dr. Gutierrez.

(2) Reflects the aggregate grant date fair value of restricted stock units determined in accordance with FASB ASC Topic 718. Grant date fair value for RSUs with time-based vesting is based on the closing price of our common stock on the date of grant.

(3) Reflects the aggregate grant date fair value of stock options determined in accordance with FASB ASC Topic 718. The assumptions used in determining the grant date fair values of the stock options are set forth in Note 7 to the Company’s financial statements.

(4) All Other Compensation is more fully described in the table under “All Other Compensation – Supplemental” below.

(5) Mr. Berlin and Mr. Gutierrez began their employment with the Company as the CEO and the CMO, respectively, in April 2018. Ms. Henderson began her employment as the Company’s CFO in June 2018.

(6) Dr. Petit resigned from his position as Chief Scientific Officer effective June 3, 2019 and became the Chair of the Scientific Advisory Board.

All Other Compensation – Supplemental

	Fiscal	Health Insurance Premiums	Reimbursement of Taxes	Matching Contributions to 401(k) Plan	Other	Total
Name and Principal Position	Year	$	$	$	$	$

Kenneth Berlin	2019	23,348	-	21,242	998	45,588
President, Chief Executive Officer	2018	10,367	-	9,240	496	20,103

Molly Henderson	2019	3,115	-	15,939	998	20,052
Executive VP, Chief Financial Officer	2018	-	-	4,629	325	4,954

Andres Gutierrez	2019	23,348	-	-	998	24,346
Senior VP, Chief Medical Officer	2018	10,643	-	-	775	11,418

Robert G. Petit	2019	9,298	9,298	7,254	826	26,676
Executive VP, Chief Scientific Officer	2018	14,899	14,981	10,767	3,259	43,905

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Employment Agreements with Named Executive Officers

The Company appointed Mr. Berlin as President and Chief Executive Officer, effective April 23, 2018. The Company and Mr. Berlin entered into an employment agreement, effective April 23, 2018, which provides for an initial three-year term, after which it will be automatically renewed for one year periods, unless otherwise terminated by either party upon ninety (90) days’ written notice. The employment agreement provides that Mr. Berlin will receive a base salary of $554,320 per year, as adjusted, and he is eligible for an annual bonus targeted at 55% of his base salary based on achievement of performance goals in the discretion of the Compensation Committee. Mr. Berlin also received a one-time lump-sum bonus equal to $150,000 that was paid within fifteen (15) days following the effective date of the agreement. Mr. Berlin also received 50,000 stock options and 16,667 restricted stock units, which vest in equal installments over the first three years of his employment.

The Company appointed Ms. Henderson as Executive Vice President and Chief Financial Officer, effective June 6, 2018. The Company and Ms. Henderson entered into an employment agreement, effective June 6, 2018, which provides for an initial three-year term, after which it will be automatically renewed for one year periods, unless otherwise terminated by either party upon ninety (90) days’ written notice. The employment agreement provides that Ms. Henderson will receive a base salary of $399,750 per year, as adjusted, and eligible for an annual bonus based on achievement of performance goals at the discretion of the Compensation Committee. Ms. Henderson also received 16,667 stock options, which vest annually on the first three anniversaries of her employment.

The Company appointed Mr. Gutierrez as Executive Vice President and Chief Medical Officer, effective April 23, 2018. The Company and Mr. Gutierrez entered into an employment agreement, effective April 23, 2018, which provides for an initial three-year term, after which it will be automatically renewed for one year periods, unless otherwise terminated by either party upon ninety (90) days’ written notice. The employment agreement provides that Mr. Gutierrez will receive a base salary of $426,400 per year, as adjusted, and eligible for an annual bonus based on achievement of performance goals at the discretion of the Compensation Committee. Mr. Gutierrez also received a one-time lump-sum bonus equal to $40,000 that was paid within the first ninety (90) days following the effective date of the agreement. Mr. Gutierrez also received 16,667 stock options, which vest annually on the first three anniversaries of his employment as an equity incentive award.

In the event the Named Executive Officer’s employment is terminated without Just Cause, or if the executive voluntarily resigns with Good Reason, or if the Named Executive Officer’s employment is terminated due to disability (all as defined in their respective employment agreements), and so long as the named executive officer executes a confidential separation and release agreement, in addition to the applicable base salary, plus any accrued but unused vacation time and unpaid expenses that have been earned as of the date of such termination, the named executive officer is entitled to the following severance benefits: (i) twelve months of base salary payable in in equal monthly installments, (ii) a bonus payment for the year in which the employment is terminated equal to the target bonus percentage, multiplied by the base salary in effect at the time of termination, (iii) continued health and welfare benefits for 12 months, and (iv) full vesting of all stock options and stock awards (with extension of the exercise period for stock options by two years).

The Named Executive Officer employment agreements contain customary covenants regarding non-solicitation, non-compete, confidentiality and works for hire.

Grants of Plan Based Awards in Fiscal Year 2019 and Fiscal Year 2018

The following table below sets forth the individual grants of plan-based awards made to each of the named executive officers during fiscal year 2019 and fiscal year 2018.

	Grant	Option Awards: Number of Securities Underlying	Exercise or Base Price of Option Awards	Grant Date Fair Value of Stock and Option Awards
Name	Date	Options (#) (1)	($/Sh)	($) (2)
Ken Berlin	November 5, 2018	21,333	8.10	134,398
	October 24, 2019	50,000	0.31	12,000

Molly Henderson	November 5, 2018	8,333	8.10	52,598
	October 24, 2019	25,000	0.31	6,000

Andres Gutierrez	November 5, 2018	8,333	8.10	52,598
	October 24, 2019	25,000	0.31	6,000

Robert G. Petit	November 5, 2018	100,000	8.10	63,000

(1) Reflects awards of non-qualified stock options granted under the 2015 Incentive Plan. The exercise price of the options is equal to the closing price of our common stock on the date of the grant. The options vest in three equal annual installments on the first three anniversaries of the grant date. The options expire ten years from the grant date.

(2) Reflects the aggregate grant date fair value of stock options determined in accordance with FASB ASC Topic 718.

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Outstanding Equity Awards at 2019 Fiscal Year-End

The following table summarizes all outstanding equity awards held by our Named Executive Officers at fiscal year-end. The market or payout value of unearned shares, units or rights that have not vested equals $0.32, which was the closing price of shares of Advaxis’ common stock on Nasdaq on October 31, 2019 and for performance based restricted stock units presumes that the target performance goals are met.

Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable		Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)		Value of Shares or Units of Stock That Have Not Vested ($)
Kenneth Berlin	16,667	33,333	(1)	24.30	4/23/2028	11,111	(8)	3,522
	-	21,333	(2)	8.10	11/5/2028	-		-
	-	50,000	(3)	0.31	10/24/2029	-		-

Molly Henderson	5,556	11,111	(4)	25.65	6/6/2028	-		-
	-	8,333	(2)	8.10	11/5/2028	-		-
	-	25,000	(3)	0.31	10/24/2029	-		-

Andres Gutierrez	5,556	11,111	(7)	24.30	4/23/2028	-		-
	-	8,333	(2)	8.10	11/5/2028	-		-
	-	25,000	(3)	0.31	10/24/2029	-

Robert Petit	533	-		206.25	10/11/2020	1,923	(9)	610
	960	-		277.50	11/8/2021	636	(10)	202
	1,200	-		140.70	3/13/2023	-		-
	1,036	-		201.60	3/30/2025	-		-
	3,109	-		201.60	3/30/2025	-		-
	3,063	1,531	(5)	115.65	11/3/2026	-		-
	9,667	-		192.15	11/5/2025	-		-
	2,223	4,444	(6)	47.85	11/2/2027	-		-
	-	10,000	(2)	8.10	11/5/2028	-		-

(1)	Of these options, one-third vested on December 31, 2018, one-third will vest on April 23, 2020, and the award will be fully vested on April 23, 2021.

(2)	Of these options, one-third will vest on November 5, 2019, one-third will vest on November 5, 2020, and the award will be fully vested on November 5, 2021.

(3)	Of these options, one-third will vest on October 24, 2020, one-third will vest on October 24, 2021, and the award will be fully vested on October 24, 2022.

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(4)	Of these options, one-third vested on June 6, 2019, one-third will vest on June 6, 2020, and the award will be fully vested on June 6, 2021.

(5)	Of these options, one-third vested on November 3, 2017, one-third vested on November 3, 2018, and the award will be fully vested on November 3, 2019.

(6)	Of these options, one-third vested November 2, 2018, vested on November 2, 2019, and the award will be fully vested on November 2, 2020.

(7)	Of these options, one-third vested on April 23, 2019, one-third will vest on April 23, 2020, and the award will be fully vested on April 23, 2021.

(8)	Represents restricted stock units granted to Mr. Berlin as an inducement award on April 23, 2018. The award vests over three years with one-third vested on December 31, 2018, one-third vesting on April 23, 2020, and the award will be fully vested on April 23, 2021.

(9)	Represents unvested restricted stock units granted as a performance-based and time-vesting awards on May 1, 2017. The awards vests in three equal installments beginning on November 1, 2017 and will be fully vested on November 1, 2019.

(10)	Represents unvested restricted stock units granted as a performance-based and time-vesting awards on November 3, 2016. The awards vests in three equal installments beginning on November 3, 2017 and will be fully vested on November 3, 2019.

Retirement Benefits

The Company provides retirement income to its employees, including its Named Executive Officers, through a 401(k) plan, where participants may elect to contribute a portion of their salary to the plan, and the Company provides matching contributions on employees’ contribution up to 4 percent of base salary.

Potential Payments Upon Termination or Change-in-Control

Termination of Employment

As described above under “Employment Agreements, Severance and/or Change-in-Control Benefits,” the Company has entered into employment agreements with each of the named executive officers that provide for certain severance payments and benefits in the event the Named Executive Officer’s employment with the Company is terminated under certain circumstances.

In addition, upon a Change in Control (as such term is defined in each of the Named Executive Officer’s respective employment agreement) of the Company, unvested equity awards held by a Named Executive Officer will be accelerated as follows: (i) outstanding stock options and other awards in the nature of rights that may be exercised shall become fully vested and exercisable, (ii) time-based restrictions on restricted stock, restricted stock units and other equity awards shall lapse and the awards shall become fully vested, and (iii) performance-based equity awards, if any, shall become vested and shall be deemed earned based on an assumed achievement of all relevant performance goals at “target” levels, and shall payout pro rata to reflect the portion of the performance period that had elapsed prior to the Change in Control.

The table below shows the estimated value of benefits to each of the Named Executive Officer if their employment had been terminated under various circumstances as of October 31, 2019. The amounts shown in the table exclude accrued but unpaid base salary, unreimbursed employment-related expenses, accrued but unpaid vacation pay, and the value of equity awards that were vested by their terms as of October 31, 2019.

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	Involuntary Termination without a Change in Control ($)		Involuntary Termination in connection with a Change in Control ($)		Death ($)		Disability ($)		Termination for Cause; Voluntary Resignation ($)

Kenneth Berlin
Cash severance	554,320	(1)	1,503,593	(5)	-		554,320	(1)	-
Pro rata bonus	304,876	(2)	304,876	(2)	304,876	(2)	304,876	(2)	-
Health benefits	25,644	(3)	49,366	(6)	-		25,644	(3)	-
Value of equity Acceleration	3,872	(4)	3,872	(4)	3,782	(4)	3,872	(4)	-
Total	888,712		1,861,707		308,748		888,712		-

Molly Henderson
Cash severance	399,750	(1)	399,750	(5)	-		399,750	(1)	-
Pro rata bonus	159,900	(2)	159,900	(2)	159,900	(2)	159,900	(2)	-
Health benefits	423	(3)	423	(6)	-		423	(3)	-
Value of equity Acceleration	175	(4)	175		175		175	(4)	-
Total	560,248		560,248		160,075		560,248		-

Andres Gutierrez
Cash severance	426,400	(1)	426,400	(5)	-		426,400	(1)	-
Pro rata bonus	170,560	(2)	170,560	(2)	170,560	(2)	170,560	(2)	-
Health benefits	25,644	(3)	25,644	(6)	-		25,644	(3)	-
Value of equity Acceleration	175	(4)	175		175		175	(4)	-
Total	622,779		622,779		170,735		622,779		-

(1)	Reflects severance payment equal to one times base salary payable in equal monthly installments for 12 months.

(2)	Reflects pro rata bonus determined by multiplying the target bonus amount for the year in which the termination occurs by a fraction, the numerator of which is the number of calendar days the executive is employed during such year and the denominator of which is 365.

(3)	Reflects the Company’s cost of continued health coverage at active employee rates for 12 months.

(4)	Reflects the value of unvested in-the-money stock options and RSUs that vest upon the designated event.

(5)	For Mr. Berlin, reflects 1.75 times the sum of his base salary, payable in equal monthly installments for 21 months. For the other named executive officers, equals one times base salary, payable in equal monthly installments for 12 months.

(6)	Reflects the full cost of continued health coverage for 21 months for Mr. Berlin and 12 months for the other named executive officers.

Vote Required

To be approved, Proposal No. 3 must receive “FOR” votes from the holders of a majority of the total number of shares of our common stock present at the Annual Meeting, in person or by proxy, and entitled to vote. Abstentions and broker non-votes with respect to Proposal No. 3 will be counted for purposes of establishing a quorum. If a quorum is present, broker non-votes will not affect the outcome of the votes on Proposals No. 3. Abstentions shall have the same practical effect as a vote against Proposal No. 3.

The Board of Directors unanimously recommends a vote “FOR” Proposal No. 3 relating to the advisory vote on executive compensation.

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Proposal No. 4

Ratification of Appointment of Independent Registered Public Accountants for Fiscal 2020

The Audit Committee of our Board of Directors (the “Audit Committee”) annually considers and selects our independent registered public accountants. The Audit Committee has selected Marcum LLP to act as our independent registered public accountants for the fiscal year ending October 31, 2020.

Stockholder ratification of Marcum LLP as our independent registered public accountants is not required by our Amended and Restated By-Laws, or otherwise. However, we are submitting the appointment of Marcum LLP to the stockholders for ratification as a matter of good corporate practice. If the stockholders do not ratify the appointment of Marcum LLP as our independent registered public accountants, the Audit Committee will reconsider the appointment of such independent registered public accountants. Even if the appointment is ratified, the Audit Committee may, in its discretion, direct the appointment of a different independent registered public accountant at any time during the year if it determines that such a change would be in the best interest of the Company and its stockholders.

Representatives of Marcum LLP are expected to attend the Annual Meeting in order to respond to questions from stockholders and will have the opportunity to make a statement.

Audit Committee Report

This Audit Committee Report shall not be deemed to be “soliciting material” or to be filed with the SEC or subject to Regulation 14A or 14C under the Securities Exchange Act of 1934, as amended, or the Exchange Act, or to the liabilities of Section 18 of the Exchange Act. Notwithstanding anything to the contrary set forth in any of our previous filings under the Securities Act of 1933 or the Exchange Act that might incorporate future filings, including this Proxy Statement, in whole or in part, this report shall not be incorporated by reference into any such filings.

Management is responsible for our internal controls and financial reporting process. The independent registered public accounting firm is responsible for performing an independent audit of our financial statements in accordance with the standards of the Public Company Accounting Oversight Board (PCAOB) and for issuing an opinion thereon. The Audit Committee’s responsibility is to oversee these processes and our internal controls. The Audit Committee does not prepare or audit our financial statements or certify their accuracy.

In this context, the Audit Committee has met and held discussions with management and the independent registered public accounting firm. Management represented to the Audit Committee that our financial statements were prepared in accordance with generally accepted accounting principles, and the Audit Committee has reviewed and discussed the audited financial statements with management and the independent registered public accounting firm. The Audit Committee has discussed with the independent registered public accounting firm the matters required to be discussed by the statement on Auditing Standards No. 61, as amended, as adopted by the PCAOB in Rule 3200T.

Our independent registered public accounting firm also provided to the Audit Committee the written disclosures and the letter required by applicable requirements of the PCAOB regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence, and the Audit Committee discussed with the independent registered public accounting firm, Marcum, LLP, the firm’s independence.

Based upon the Audit Committee’s discussions with management and the independent registered public accounting firm and the Audit Committee’s review of our audited financial statements and the representations of management, and the report of the independent registered public accounting firm to the Audit Committee, the Audit Committee recommended that the Board include the audited financial statements in our Annual Report on Form 10-K/A for fiscal 2019, as filed with the SEC.

This report is submitted by the Audit Committee.

Richard J. Berman, Chairman

Roni A. Appel

Dr. James P. Patton

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Disclosure of Principal Accountant Fees and Services

In December 2012, we engaged Marcum LLP (“Marcum”) as our independent registered public accounting firm to audit our financial statements. Beginning with the fiscal year ended October 31, 2012, Marcum has audited our financial statements. The following table presents fees for professional services rendered by Marcum for the fiscal years ended October 31, 2019 and 2018.

	Fiscal 2019	Fiscal 2018
Audit Fees (1)	$157,899	$217,845
Tax Fees (2)	-	-
All Other Fees (3)	84,460	99,395
Total	$242,359	$317,240

(1)	Audit Fees consisted primarily of annual audit fees, including the assessment of internal control over financial reporting and reviews of the Company’s quarterly reports on Form 10-Q.

(2)	Tax Fees consisted primarily of services related to tax compliance, including the preparation, review and filing of tax returns.

(3)	All Other Fees consisted primarily of services related to the review of securities registration documents and other non-audit reviews.

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Auditors

The Audit Committee will pre-approve all auditing services and the terms thereof (which may include providing comfort letters in connection with securities underwriting) and non-audit services (other than non-audit services prohibited under Section 10A(g) of the Exchange Act or the applicable rules of the SEC or the Public Company Accounting Oversight Board) to be provided to us by the independent auditor; provided, however, the pre-approval requirement is waived with respect to the provisions of non-audit services for us if the “de minimus” provisions of Section 10A(i)(1)(B) of the Exchange Act are satisfied. This authority to pre-approve non-audit services may be delegated to one or more members of the Audit Committee, who shall present all decisions to pre-approve an activity to the full Audit Committee at its first meeting following such decision. The Audit Committee may review and approve the scope and staffing of the independent auditors’ annual audit plan.

Vote Required

Stockholder approval of this Proposal No. 4 requires “FOR” votes from the holders of a majority of the total number of shares of our common stock present at the Annual Meeting, in person or by proxy, and entitled to vote. “Broker non-votes” are not applicable to Proposal No. 4 as such matter is considered “routine” under the rules of the Nasdaq stock exchange. Abstentions will count as a vote AGAINST Proposal No 4.

The Board of Directors unanimously recommends a vote “FOR” Proposal No. 4 relating to the ratification of the appointment of Marcum LLP as our independent registered public accountants for fiscal 2020.

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Deadline for Receipt of 2021 Stockholder Proposals

Stockholders may present proper proposals for inclusion in our proxy statement and for consideration at the next annual meeting of stockholders by submitting their proposals in writing to our Corporate Secretary in a timely manner. For a stockholder proposal to be considered for inclusion in our proxy statement for the 2021 Annual Meeting, our Corporate Secretary must receive the written proposal at our principal executive offices no later than November 20, 2020; provided, however, that in the event that we hold the 2021 Annual Meeting more than 30 days before or after the one-year anniversary date of the Annual Meeting, we will disclose the new deadline by which stockholders proposals must be received under Item 5 of our earliest possible Quarterly Report on Form 10-Q or, if impracticable, by any means reasonably calculated to inform stockholders. In addition, stockholder proposals must otherwise comply with the requirements of Rule 14a-8 of the Exchange Act. Such proposals also must comply with SEC regulations under Rule 14a-8 regarding the inclusion of stockholder proposals in company-sponsored proxy materials. Proposals should be addressed to:

Advaxis Inc.

Attn: Corporate Secretary

305 College Road East

Princeton, New Jersey 08540

Stockholder proposals to be presented at the 2021 Annual Meeting other than stockholder proposals submitted pursuant to Exchange Act Rule 14a-8 for inclusion in the proxy statement for the 2021 Annual Meeting, must be received in writing at our corporate offices no later than 45 days before the one-year anniversary of the date this proxy statement is expected to be mailed to you.

Delivery of Proxy Materials to Households

The SEC has adopted rules that permit companies and intermediaries, such as brokers, to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially provides extra convenience for stockholders and cost savings for companies.

We and some brokers may be householding our proxy materials by delivering a single proxy statement and annual report to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker or us that they or we will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If at any time you no longer wish to participate in householding and would prefer to receive a separate proxy statement and annual report, or if you are receiving multiple copies of the proxy statement and annual report and wish to receive only one, please notify your broker if your shares are held in a brokerage account or us if you are a stockholder of record. You can notify us by sending a written request by mail to Molly Henderson, Chief Financial Officer and Corporate Secretary, Advaxis, Inc., 305 College Road East, Princeton, New Jersey 08540, or by calling (609) 250-7510. In addition, we will promptly deliver, upon written or oral request to the address or telephone number above, a separate copy of the annual report and proxy statement to a stockholder at a shared address to which a single copy of the documents was delivered.

Other Matters

The Board knows of no other matters that may come before the Annual Meeting. If any other matters should properly come before the Annual Meeting, it is the intention of the persons named in the accompanying proxy to vote in accordance with their judgment on such matters. Such discretionary authority is conferred by the proxy.

In our filings with the SEC, information is sometimes “incorporated by reference.” This means that we are referring you to information that has previously been filed with the SEC, so the information should be considered as part of the filing you are reading. Based on SEC regulations, the Audit Committee Report specifically is not incorporated by reference into any other filings with the SEC.

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EXHIBIT A

AMENDMENT TO THE

ADVAXIS, INC.

2015 INCENTIVE PLAN

This AMENDMENT to the ADVAXIS, INC. 2015 INCENTIVE PLAN (“Amendment”) is made as of February 12, 2020.

1. Amendment. Section 5.1 of the 2015 Incentive Plan (the “Plan”) of Advaxis, Inc. (the “Corporation”), effective March 30, 2015, is hereby amended and restated in its entirety and shall read as follows:

“5.1 NUMBER OF SHARES. Subject to adjustment as provided in Section 5.2 and Section 15.1, the aggregate number of Shares reserved and available for issuance pursuant to Awards granted under the Plan shall be 6,000,000, plus a number of additional Shares (not to exceed 650,000) underlying awards outstanding as of the Effective Date under the Prior Plan that thereafter terminate or expire unexercised, or are cancelled, forfeited or lapse for any reason. In addition, on January 1, 2018, and on every January 1st thereafter for ten years, the aggregate number of Shares reserved and available for issuance pursuant to Awards granted under the Plan shall be increased by the lesser of: (i) 5% of the total number of Shares of Stock outstanding on December 31 of the preceding calendar year, (ii) 2,500,000, or (iii) a lesser number determined by the Board.

The maximum number of Shares that may be issued upon exercise of Incentive Stock Options granted under the Plan shall be 6,000,000. From and after the Effective Date, no further awards shall be granted under the Prior Plan and the Prior Plan shall remain in effect only so long as awards granted thereunder shall remain outstanding.”

2. Effectiveness of Amendment. This Amendment shall be effective upon the approval of the holders of at least a majority of the shares of common stock of the Corporation present in person or represented by proxy at the annual shareholders meeting and entitled to be cast at such meeting, in accordance with the terms and conditions of the Plan, the Corporation’s amended and restated certificate of incorporation, amended and restated bylaws and applicable Delaware law.

3. Effectiveness of Plan. Except as set forth in this Amendment, all of the terms and conditions of the Plan shall remain unchanged and in full force and effect.

4. Execution. The Board of Directors of the Corporation has caused its authorized officer to execute this Amendment and to record the same in the books and records of the Corporation.

ADVAXIS, INC., a Delaware corporation

By:
Name:	Molly Henderson
Title:	Executive Vice President and Chief Financial Officer

38

ADVAXIS, INC.
305 COLLEGE ROAD EAST
PRINCETON, NJ 08540

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com**

Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 p.m. ET on May 3, 2020. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/ADXS2020**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 p.m. ET on May 3, 2020. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

D03687-P35290 KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

ADVAXIS, INC.

The Board of Directors recommends you vote FOR the following:

Nominees:	For	Against	Abstain
1a. Dr. David Sidransky	☐	☐	☐
1b. Dr. James P. Patton	☐	☐	☐
1c. Roni A. Appel	☐	☐	☐
1d. Kenneth A. Berlin	☐	☐	☐
1e. Richard J. Berman	☐	☐	☐
1f. Dr. Samir N. Khleif	☐	☐	☐

The Board of Directors recommends you vote FOR the following proposals:

Note: In their discretion, the proxies are authorized to vote upon such other business as may properly be brought before the Annual Meeting or any adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement, Annual Report and Shareholder Letter are available at www.proxyvote.com.

D03688-P35290

ADVAXIS, INC.
2020 Annual Meeting of Stockholders
May 4, 2020 10:00 AM ET
This proxy is solicited by the Board of Directors

The undersigned hereby appoints Kenneth A. Berlin and Molly Henderson, and either one of them, proxies of and attorneys-in-fact for the undersigned, with full powers of substitution, to act for and to vote all shares of Advaxis, Inc. common stock owned by the undersigned, upon the matters set forth in the Notice of Annual Meeting and related Proxy Statement at the 2020 Annual Meeting of Stockholders of Advaxis, Inc., to be held virtually at www.virtualshareholdermeeting.com/ADXS2020, on May 4, 2020 at 10:00 AM ET, and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Continued and to be signed on reverse side